UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-05576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Global Allocation Fund, Inc.


Annual Report
October 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


A Letter From the President


Dear Shareholder

For the 12 months ended October 31, 2004, the U.S. stock market, as measured by the Standard & Poor's 500 (S&P 500) Index, returned +9.42%. The Morgan Stanley Capital International (MSCI) World Index, which measures the performance of equity markets in 23 developed nations around the world, returned +13.25% for the same 12-month period. Returns over the past six months were not as favorable, with the S&P 500 Index returning +2.96% and the MSCI World Index returning +4.45% as of October 31, 2004.

The relative weakness over the past six months may be attributed to investor concern over global interest rates, which have entered a tightening cycle in certain areas; oil and commodity prices, with oil reaching $50 per barrel levels; and geopolitical stress, including continued tensions in Iraq and the ever-present threat of terrorism.

For the most part, however, equity markets have been supported by improving economies in important areas around the globe. In the United States, the Federal Reserve Board (the Fed) recently increased the target interest rate from 1% to 2% in four separate moves through November 10. This represents a shift from a long-run accommodative monetary stance, and an indication from the Fed that the U.S. economy is strengthening.

China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat, but still expanded at a rate of 9.6% in the second quarter of 2004. Japan, in the meantime, could register growth of 4% this year after 13 years of sluggish economic activity, although the rate of growth is expected to slow next year. Other Asian economies, such as that of Korea, Malaysia, Singapore, Taiwan and Thailand, appear primed for growth in the area of 5%-6%. While economic expansion has not been as swift in Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration could provide long-term economic benefits.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



We are pleased to present to you the management team of

Merrill Lynch Global Allocation Fund, Inc.


Senior Portfolio Manager Dennis Stattman heads the Merrill Lynch Global Allocation Fund team. He received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago. He is a CFA R charterholder. The investment team also includes Karen Morely Westcott, James Wei, Dan Chamby, Catharine Brady Rauscher and Lisa O'Donnell. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and a master's degree and an MBA from the University of Chicago. He is a CFA charterholder. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from the Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from The College of William and Mary and a J.D. from Rutgers University School of Law.


Dennis Stattman
Senior Portfolio Manager


Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Portfolio Information                                             6
Performance Data                                                  8
Disclosure of Expenses                                           13
Schedule of Investments                                          14
Financial Information                                            34
Financial Highlights                                             37
Notes to Financial Statements                                    42
Independent Auditors' Report                                     48
Officers and Directors                                           49



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided double-digit returns for the year, outperforming both its Reference Portfolio and its comparable Lipper category of Global Flexible Portfolio Funds.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.90%, +13.08%, +13.08%, +14.21% and
+13.60%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 12 of this report to shareholders. A full description of the Reference Portfolio can be found on page 7 of this report to shareholders.)

Fund results were generally competitive with the +14.07% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index, and significantly exceeded the +10.98% return of its Reference Portfolio for the 12-month period. Because the Fund invests in a combination of equities and bonds, the Reference Portfolio provides a truer representation of the Fund's composition and, therefore, a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended October 31, 2004, were as follows: the Standard &
Poor's 500 (S&P 500) Index returned +9.42%; the FTSE World Index (ex-U.S.) returned +19.42%; the Merrill Lynch Treasury Index GA05 returned +4.18%; and the Citigroup (non-U.S. bonds) World Government Bond Index returned +12.23%.

The Fund also outperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of +11.27% for the 12 months ended October 31, 2004. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Fund achieved these results in an environment that saw global equity markets rise, aided by evidence of improving economic and earnings news in the United States. For the most part, the equity markets primarily achieved the gains between November 2003 and February 2004. During this time, the U.S. dollar continued to weaken and U.S. bond yields declined as inflation remained low and investors awaited evidence of meaningful employment growth. The subsequent six months saw increasing volatility in equity, bond and currency markets, with a general reversal of many of the earlier trends. These changes reflected investor reaction to many factors, including higher oil prices, uncertainty surrounding the November U.S. presidential election, geopolitical worries and the outlook for the Federal Reserve Board to raise short-term interest rates as employment data improved. Toward the end of the 12-month period, equity markets, most markedly those outside the United States, enjoyed renewed rallies. These rallies brought many markets back to (or near) the peak levels reached in early 2004.

Over the 12 months as a whole, global equities enjoyed strong returns. U.S. dollar returns from international markets were often buoyed by the additional impact of the weakening U.S. dollar. During this same period, the U.S. bond market proved volatile, with the 10-year bond yield ranging between 3.7% and 4.9%, before closing at 4% on October 31, 2004.


What factors contributed to the Fund's performance during the period?

The Fund's performance reflected an asset allocation strategy that included a relatively neutral position in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the 12-month period, the Fund benefited from the overall broad-based appreciation in global equity markets, notably in the United States and Asia, as well as overweight positions in both the energy and materials sectors as the price of oil increased sharply and growth in Asia, notably in China, fueled an increase in demand for raw materials.

In the first half of the Fund's fiscal year, effective stock selection in the financials, technology and energy sectors contributed to performance, while in the second half of the period, Fund returns benefited from effective stock selection in materials, consumer discretionary and industrials. During the 12-month period, the Fund's overweight position in international equities contributed to its outperformance of the Reference Portfolio.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



The makeup of the Fund's fixed income portfolio also aided performance. Although we were underweight in fixed income as a whole, the Fund continued to benefit from the positioning of its fixed income component. This included significant exposure to high yield securities, including U.S. corporate bonds and convertibles; emerging market debt; and Australian, Canadian, New Zealand and Swedish sovereign debt - all of which we favored over U.S. Treasury issues.


What changes were made to the portfolio during the year?

We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portfolio and taking profits in some stocks that outperformed, notably in the financial, information technology and energy sectors during the first half of the fiscal year, and in the materials, energy and industrials sectors in the second half.

We began the period with an equity weighting consistent with that of our Reference Portfolio at 60% of net assets. As of October 31, 2004, the Fund's equity allocation stood at approximately 54% of net assets, reflecting both a reduction in our U.S. equity exposure toward the latter part of the 12-month period (as corporate earnings growth rates started to slow and the sustainability of consumer spending became questionable) and a slight reduction in our allocation to Asia and European equity holdings.

The Fund was significantly underweight in fixed income securities for the duration of the 12-month period, with approximately 21% of net assets invested in bonds worldwide compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S.-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was offset by an increase in the allocation to U.S. Treasury and euro-denominated bonds. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

Approximately 6.6% of the Fund's net assets was invested in convertible securities as of October 31, 2003, as compared to 3.2% at October 31, 2004. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similarly to equities. Given the changes outlined above, primarily the decrease in equity exposure, the Fund's cash holdings increased from 19% of net assets to 25% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash reserves. The investment team continues to look for undervalued companies that are expected to generate above-average rates of return.

Within the equity segment, the Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, materials and telecommunications industries and underweight in consumer discretionary, financials, healthcare, industrials, technology, consumer staples and utilities. At October 31, 2004, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates.

As for currency exposure, we ended the period with modest underweightings in the euro, the Japanese yen and the U.S. dollar. We have small overweight positions in several Asian currencies.

At the close of the period, the portfolio's equity allocation - although underweight relative to our Reference Portfolio - was still higher than during most of the Fund's history. For that reason, we expect the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


November 15, 2004



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Portfolio Information (unaudited)


Worldwide Investments As of October 31, 2004


Breakdown of Stocks &
Fixed Income Securities                        Percent of
by Country                                    Net Assets++

United States                                     57.3%*
Japan                                              7.8
Germany                                            4.8
Europe                                             3.4
United Kingdom                                     3.3
South Korea                                        2.3
India                                              2.3
France                                             2.0
Australia                                          1.9
Canada                                             1.7
Netherlands                                        1.6
Italy                                              1.2
Thailand                                           0.9
Brazil                                             0.7
Singapore                                          0.7
Chile                                              0.6
Switzerland                                        0.6
Mexico                                             0.6
Sweden                                             0.6
Hong Kong                                          0.5
Taiwan                                             0.4
Cayman Islands                                     0.4
Israel                                             0.3
Indonesia                                          0.2
Belgium                                            0.2
Finland                                            0.2
Spain                                              0.2
Luxembourg                                         0.2
China                                              0.2
New Zealand                                        0.1
Ireland                                            0.1
Portugal                                           0.1
Norway                                             0.1
Malaysia                                           0.1
South Africa                                       0.1
Russia                                            --**
Vietnam                                           --**
Austria                                           --**

++ Total may not equal 100%.

 * Includes investments in short-term securities.

** Holdings are less than 0.1%.



Five Largest Industries*                       Percent of
(Equity Investments)                           Net Assets

Insurance                                          5.8%
Oil & Gas                                          5.1
Pharmaceuticals                                    3.3
Metals & Mining                                    3.2
Commercial Banks                                   2.9

* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

General Electric Company                           1.1%
Microsoft Corporation                              1.1
Millea Holdings, Inc.                              1.0
Mitsui Sumitomo Insurance
Company, Limited                                   0.8
NIPPONKOA Insurance Company,
Limited                                            0.8
Foster Wheeler Ltd. (Convertible
Preferred)                                         0.8
Reliance Industries Ltd.                           0.8
American International
Group, Inc.                                        0.8
Computer Associates
International, Inc.                                0.8
Pfizer, Inc.                                       0.7



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Portfolio Information (unaudited)(concluded)


Overall Asset Exposure As of October 31, 2004
                                                     Percent of Fund's Net Assets     Reference Portfolio+++
                                                        10/31/04       4/30/04             Percentages
U.S. Equities                                             27.1%          26.6%                 36.0%
European Equities                                          8.8            8.3                  14.2
Pacific Basin Equities                                    15.8           17.1                   7.8
Other Equities                                             2.1            2.3                   2.0
Total Equities                                            53.8*          54.3*                 60.0

U.S. Dollar Denominated Fixed Income Securities            8.4            8.5                  24.0
     U.S. Issuers                                          6.2            6.3                    --
     Non-U.S. Issuers                                      2.2            2.2                    --
Non-U.S. Dollar Denominated Fixed Income Securities       12.4           12.2                  16.0
Total Fixed Income Securities                             20.8++         20.7++                40.0

Cash & Cash Equivalents**                                 25.4           25.0                   --

  * Includes value of financial futures contracts.

 ** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 ++ Includes Preferred Stock.

+++ The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury
    Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of
    these Indexes can be found on page 9 of this report to shareholders in the "Recent
    Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% per year and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Performance Data (continued)


Recent Performance Results
                                                                                                 10-Year/
                                                           6-Month            12-Month       Since Inception
As of October 31, 2004                                   Total Return       Total Return       Total Return
ML Global Allocation Fund, Inc.--Class A Shares*            +5.12%             +13.90%           +191.20%
ML Global Allocation Fund, Inc.--Class B Shares*            +4.73              +13.08            +173.86
ML Global Allocation Fund, Inc.--Class C Shares*            +4.75              +13.08            +169.55
ML Global Allocation Fund, Inc.--Class I Shares*            +5.23              +14.21            +198.75
ML Global Allocation Fund, Inc.--Class R Shares*            +4.99              +13.60            + 41.52
FTSE World Index**                                          +4.90              +14.07         +99.63/+46.17
Reference Portfolio***                                      +4.97              +10.98         +119.48/+31.37
U.S. Stocks: S&P 500 R Index****                            +2.96              + 9.42         +184.11/+28.41
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****   +7.08              +19.42         +56.24/+58.84
U.S. Bonds: ML Treasury Index GA05++                        +3.61              + 4.18          +97.29/+6.99
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                    +8.25              +12.23         +86.08/+25.81


    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10 year/since inception periods are for 10 years for Class A, Class B, Class C & Class I Shares and from 1/03/03 for Class R Shares.

   ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. Ten-year/since inception total returns are for 10 years and from 1/31/03.

  *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500
      Index; 24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index
      GAO5; and 16% of the Citigroup World Government Bond Index (Ex-U.S.). Ten-year/since inception total returns are for 10 years and from 1/31/03.

 **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and
      30% of NYSE issues. Ten-year/since inception total returns are for 10 years and from 1/03/03.

***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States. Ten-year/since inception total returns are for 10 years and from
      1/31/03.

   ++ This unmanaged Index is designed to track the total return of the current coupon five-year U.S.
      Treasury bond. Ten-year/since inception total returns are for 10 years and from 1/03/03.

 ++++ This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States. Ten-year/since inception total returns are for 10 years and from 1/03/03.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in FTSE World Index++++ and the Reference Portfolio++++++. Values illustrated are as follows:


ML Global Allocation Fund, Inc.++
Class A Shares*

Date                              Value

October 1994                    $ 9,475.00
October 1995                    $10,842.00
October 1996                    $12,749.00
October 1997                    $14,759.00
October 1998                    $14,076.00
October 1999                    $17,737.00
October 2000                    $19,487.00
October 2001                    $19,734.00
October 2002                    $18,337.00
October 2003                    $24,224.00
October 2004                    $27,591.00


ML Global Allocation Fund, Inc.++
Class B Shares*

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,354.00
October 1996                    $13,250.00
October 1997                    $15,214.00
October 1998                    $14,398.00
October 1999                    $18,008.00
October 2000                    $19,638.00
October 2001                    $19,729.00
October 2002                    $18,201.00
October 2003                    $24,044.00
October 2004                    $27,386.00


FTSE World Index++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $10,815.00
October 1996                    $12,565.00
October 1997                    $14,632.00
October 1998                    $16,673.00
October 1999                    $21,110.00
October 2000                    $21,670.00
October 2001                    $16,240.00
October 2002                    $14,010.00
October 2003                    $17,500.00
October 2004                    $19,963.00


Reference Portfolio++++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,465.00
October 1996                    $12,978.00
October 1997                    $14,797.00
October 1998                    $16,968.00
October 1999                    $19,358.00
October 2000                    $19,723.00
October 2001                    $17,495.00
October 2002                    $16,730.00
October 2003                    $19,777.00
October 2004                    $21,948.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Global Allocation Fund, Inc. invests in a portfolio of
       U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

  ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.

       Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/04                 +13.90%          + 7.92%
Five Years Ended 10/31/04               + 9.24           + 8.07
Ten Years Ended 10/31/04                +11.28           +10.68

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 10/31/04                 +13.08%          + 9.08%
Five Years Ended 10/31/04               + 8.41           + 8.12
Ten Years Ended 10/31/04                +10.60           +10.60

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class C and Class I Shares* compared to a similar investment in FTSE World Index++++ and the Reference Portfolio++++++. Values illustrated are as follows:


ML Global Allocation Fund, Inc.++
Class C Shares*

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,358.00
October 1996                    $13,253.00
October 1997                    $15,220.00
October 1998                    $14,401.00
October 1999                    $18,009.00
October 2000                    $19,642.00
October 2001                    $19,723.00
October 2002                    $18,193.00
October 2003                    $23,838.00
October 2004                    $26,955.00


ML Global Allocation Fund, Inc.++
Class I Shares*

Date                              Value

October 1994                    $ 9,475.00
October 1995                    $10,878.00
October 1996                    $12,816.00
October 1997                    $14,877.00
October 1998                    $14,218.00
October 1999                    $17,957.00
October 2000                    $19,789.00
October 2001                    $20,090.00
October 2002                    $18,717.00
October 2003                    $24,785.00
October 2004                    $28,306.00


FTSE World Index++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $10,815.00
October 1996                    $12,565.00
October 1997                    $14,632.00
October 1998                    $16,673.00
October 1999                    $21,110.00
October 2000                    $21,670.00
October 2001                    $16,240.00
October 2002                    $14,010.00
October 2003                    $17,500.00
October 2004                    $19,963.00


Reference Portfolio++++++

Date                              Value

October 1994                    $10,000.00
October 1995                    $11,465.00
October 1996                    $12,978.00
October 1997                    $14,797.00
October 1998                    $16,968.00
October 1999                    $19,358.00
October 2000                    $19,723.00
October 2001                    $17,495.00
October 2002                    $16,730.00
October 2003                    $19,777.00
October 2004                    $21,948.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ++ ML Global Allocation Fund, Inc. invests in a portfolio of
       U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

  ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.

++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.

       Past performance is not predictive of future results.



Average Annual Total Return


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 10/31/04                 +13.08%          +12.08%
Five Years Ended 10/31/04               + 8.40           + 8.40
Ten Years Ended 10/31/04                +10.42           +10.42

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/04                 +14.21%          + 8.21%
Five Years Ended 10/31/04               + 9.53           + 8.35
Ten Years Ended 10/31/04                +11.57           +10.97

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML Global Allocation Fund, Inc.++ Class R Shares* compared to a similar investment in FTSE World Index++++ and the Reference
Portfolio++++++. Values illustrated are as follows:


ML Global Allocation Fund, Inc.++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $12,457.00
October 2004                    $14,152.00


FTSE World Index++++

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $12,814.00
October 2004                    $14,617.00


Reference Portfolio++++++

Date                              Value

1/03/2003**                     $10,000.00
October 2003                    $11,838.00
October 2004                    $13,137.00


     * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

    ** Commencement of operations.

    ++ ML Global Allocation Fund, Inc. invests in a portfolio of
       U.S. and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.

  ++++ This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class R Shares' graph is from 1/31/03.

++++++ The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S & P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section. The starting date for the Reference Portfolio in the Class R Shares' graph is from 1/31/03.

       Past performance is not predictive of future results.



Average Annual Total Return


Class R Shares                                            Return

One Year Ended 10/31/04                                  +13.60%
Inception (1/03/03) through 10/31/04                     +20.96



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Disclosure of Expenses


Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2004 and held through October 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                            Expenses Paid
                                                       Beginning           Ending         During the Period*
                                                     Account Value     Account Value        May 1, 2004 to
                                                      May 1, 2004     October 31, 2004     October 31, 2004
Actual

Class A                                                  $1,000          $1,051.20              $5.79
Class B                                                  $1,000          $1,047.30              $9.72
Class C                                                  $1,000          $1,047.50              $9.73
Class I                                                  $1,000          $1,052.30              $4.52
Class R                                                  $1,000          $1,049.90              $7.07

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000          $1,019.35              $5.70
Class B                                                  $1,000          $1,015.50              $9.57
Class C                                                  $1,000          $1,015.50              $9.57
Class I                                                  $1,000          $1,020.60              $4.45
Class R                                                  $1,000          $1,018.10              $6.96


 * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
   (1.13% for Class A, 1.90% for Class B, 1.90% for Class C, .88% for Class I and 1.38% for Class R),
   mulitplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 364.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments                                                                                   (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
Australia--1.0% Food Products--0.0%            7,500,000   Burns, Philp & Company Limited (c)               $     4,481,699

                Metals & Mining--0.9%          3,750,000   BHP Billiton Limited                                  38,794,707
                                               1,000,000   Rio Tinto Limited                                     27,338,364
                                               3,500,000   WMC Resources Limited                                 17,646,690
                                                                                                            ---------------
                                                                                                                 83,779,761

                Oil & Gas--0.1%                  400,000   Woodside Petroleum Limited                             5,817,245

                                                           Total Common Stocks in Australia                      94,078,705


Belgium--0.2%   Commercial Banks--0.1%           472,209   Dexia                                                  9,430,569

                Diversified                      320,757   Belgacom SA (c)                                       11,750,940
                Telecommunication
                Services--0.1%

                                                           Total Common Stocks in Belgium                        21,181,509


Brazil--0.4%    Metals & Mining--0.1%            118,200   Companhia Vale do Rio Doce (ADR)++++                   2,501,112
                                                 582,000   Companhia Vale do Rio Doce (Sponsored ADR)++++        10,592,400
                                                                                                            ---------------
                                                                                                                 13,093,512

                Oil & Gas--0.3%                  750,000   Petroleo Brasileiro SA--Petrobras (ADR)++++           26,632,500

                                                           Total Common Stocks in Brazil                         39,726,012


Canada--1.1%    Communications                 8,688,000   Nortel Networks Corporation (c)                       29,452,320
                Equipment--0.3%

                Metals & Mining--0.3%          1,200,000   Placer Dome Inc.                                      25,500,000

                Multiline Retail--0.2%         1,365,500   Hudson's Bay Company                                  15,460,180

                Oil & Gas--0.1%                  139,300   Petro-Canada                                           7,592,264
                                                  18,000   Suncor Energy, Inc.                                      614,634
                                                  50,000   Talisman Energy Inc.                                   1,340,439
                                                                                                            ---------------
                                                                                                                  9,547,337

                Road & Rail--0.1%                 90,000   CP Railway Limited                                     2,538,963
                                                 210,000   CP Railway Limited (USD)                               5,932,500
                                                                                                            ---------------
                                                                                                                  8,471,463

                Wireless Telecommunication       400,800   Rogers Wireless Communications Inc. 'B' (c)           14,440,824
                Services--0.1%

                                                           Total Common Stocks in Canada                        102,872,124


China--0.1%     Automobiles--0.0%              8,000,000   Denway Motors Limited                                  2,698,050

                Insurance--0.1%                  115,400   China Life Insurance Co., Limited (ADR)++++ (h)        3,058,100
                                               1,325,500   Ping An Insurance (Group) Company of China Limted      2,086,154
                                                                                                            ---------------
                                                                                                                  5,144,254

                Transportation                 2,500,000   Hainan Meilan Airport Company Limited 'H'              2,039,597
                Infrastructure--0.0%

                                                           Total Common Stocks in China                           9,881,901


Finland--0.2%   Communications                   750,000   Nokia Oyj 'A' (ADR)++++                               11,565,000
                Equipment--0.1%

                Paper & Forest                   641,097   Stora Enso Oyj 'R'                                     9,125,524
                Products--0.1%
                                                           Total Common Stocks in Finland                        20,690,524


France--1.2%    Automobiles--0.1%                190,510   PSA Peugeot Citroen                                   11,673,428

                Commercial Banks--0.2%           278,003   BNP Paribas SA                                        18,866,350

                Communications                   244,500   Alcatel (ADR)++++ (c)                                  3,572,145
                Equipment--0.0%

                Construction &                    78,465   Vinci SA                                               9,317,390
                Engineering--0.1%

                Construction Materials--0.1%      81,454   Lafarge SA (Ordinary)                                  7,413,547


Portfolio Abbreviations


To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

AUD    Australian Dollar
CAD    Canadian Dollar
EUR    Euro Dollar
GBP    Great Britain Pound
JPY    Japanese Yen
NZD    New Zealand Dollar
SEK    Swedish Kronor
USD    United States Dollar



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
France          Diversified                      286,238   France Telecom SA (c)                            $     8,170,603
(concluded)     Telecommunication
                Services--0.1%

                Hotels, Restaurants &            170,940   Accor SA                                               7,075,632
                Leisure--0.1%

                Metals & Mining--0.1%            568,317   Arcelor                                               10,583,655

                Oil & Gas--0.4%                  163,191   TotalFinaElf SA                                       33,836,683

                                                           Total Common Stocks in France                        110,509,433


Germany--1.0%   Air Freight &                    499,415   Deutsche Post AG (Registered Shares)                   9,732,498
                Logistics--0.1%

                Auto Components--0.1%            126,826   Continental AG                                         6,904,878

                Automobiles--0.1%                146,307   Bayerische Motoren Werke (BMW) AG                      6,169,538

                Chemicals--0.1%                  112,249   Linde AG                                               6,760,930

                Construction &                   375,977   Hochtief AG                                            9,947,835
                Engineering--0.1%

                Diversified Financial            135,170   Deutsche Boerse AG                                     6,731,565
                Services--0.1%

                Diversified                      610,553   Deutsche Telekom AG (Registered Shares) (c)           11,665,337
                Telecommunication
                Services--0.1%

                Electric Utilities--0.2%         254,397   E.On AG                                               20,639,562

                Textiles, Apparel & Luxury        58,089   Adidas-Salomon AG                                      8,093,399
                Goods--0.1%
                                                           Total Common Stocks in Germany                        86,645,542


Hong Kong--0.5% Commercial Banks--0.2%         1,133,659   HSBC Holdings PLC                                     18,352,010

                Industrial                     2,999,950   Hutchison Whampoa Limited                             23,029,398
                Conglomerates--0.3%

                                                           Total Common Stocks in Hong Kong                      41,381,408


India--2.2%     Automobiles--0.1%                540,000   Bajaj Auto Limited                                    11,468,974
                                                 200,000   Tata Motors Limited                                    1,837,540
                                                                                                            ---------------
                                                                                                                 13,306,514

                Chemicals--0.8%                6,000,000   Reliance Industries Ltd.                              69,998,898

                Commercial Banks--0.1%           500,000   Oriental Bank of Commerce                              2,635,843
                                                 568,500   State Bank of India                                    5,606,050
                                                                                                            ---------------
                                                                                                                  8,241,893

                Construction                   1,304,331   Gujarat Ambuja Cements Limited (c)                     9,831,720
                Materials--0.1%

                Diversified                    3,250,000   Mahanagar Telephone Nigam Ltd.                         9,879,312
                Telecommunication
                Services--0.1%

                Household Products--0.2%       4,750,000   Hindustan Lever Ltd.                                  13,056,872

                IT Services--0.4%                959,600   Infosys Technologies Limited                          40,325,834

                Pharmaceuticals--0.1%            361,600   Ranbaxy Laboratories Limited                           8,756,435

                Road & Rail--0.1%                412,000   Container Corporation of India Limited                 6,334,619

                Thrifts & Mortgage             1,300,000   Housing Development Finance Corporation Ltd.
                Finance--0.2%                              (HDFC)                                                18,325,802

                                                           Total Common Stocks in India                         198,057,899


Indonesia--0.2% Commercial Banks--0.0%        10,000,000   PT Bank Danamon Indonesia Tbk                          3,928,571

                Tobacco--0.2%                 26,299,500   PT Hanjaya Mandala Sampoerna Tbk                      17,340,330

                                                           Total Common Stocks in Indonesia                      21,268,901


Ireland--0.1%   Commercial Banks--0.1%           934,138   Bank of Ireland                                       12,773,899

                                                           Total Common Stocks in Ireland                        12,773,899


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
Israel--0.3%    Communications                 3,036,217   ECI Telecom Limited (U.S. Registered
                Equipment--0.3%                            Shares) (c)                                      $    20,980,259
                                                 159,588   ECtel Ltd. (c)                                           362,265
                                                                                                            ---------------
                                                                                                                 21,342,524

                Pharmaceuticals--0.0%            125,000   Teva Pharmaceutical Industries Ltd. (ADR)++++          3,250,000

                                                           Total Common Stocks in Israel                         24,592,524


Italy--1.0%     Commercial Banks--0.3%            35,700   Banca Intesa SpA                                         119,934
                                               2,994,743   Capitalia SpA                                         11,466,478
                                               4,512,919   Intesa BCI SpA                                        18,427,505
                                                                                                            ---------------
                                                                                                                 30,013,917

                Diversified                    4,886,623   Telecom Italia SpA (c)                                16,223,827
                Telecommunication
                Services--0.2%

                Electric Utilities--0.1%       1,393,237   Enel SpA                                              12,565,368

                Insurance--0.1%                  293,988   Fondiaria--SAI SpA                                     6,742,630

                Oil & Gas--0.3%                1,246,014   ENI SpA                                               28,212,846

                                                           Total Common Stocks in Italy                          93,758,588


Japan--7.3%     Auto Components--0.1%            400,000   Toyota Industries Corportion                           9,059,233

                Automobiles--0.8%              1,948,000   Fuji Heavy Industries, Ltd.                            9,447,406
                                                 179,100   Honda Motor Co., Ltd.                                  8,635,389
                                               3,082,000   Suzuki Motor Corporation                              54,389,943
                                                  23,500   Toyota Motor Corporation                                 913,975
                                                                                                            ---------------
                                                                                                                 73,386,713

                Beverages--0.5%                    1,500   Coca-Cola Central Japan Co., Ltd.                     11,088,615
                                                 593,100   Coca-Cola West Japan Company Limited                  14,354,148
                                                 603,000   Hokkaido Coca-Cola Bottling Co., Ltd.                  3,691,026
                                                 691,000   Kinki Coca-Cola Bottling Co., Ltd.                     6,051,700
                                               1,143,000   Mikuni Coca-Cola Bottling                             10,935,945
                                                                                                            ---------------
                                                                                                                 46,121,434

                Chemicals--0.3%                1,250,000   Asahi Chemical Industry Co., Ltd.                      5,320,652
                                                 456,500   Shin-Etsu Chemical Co., Ltd.                          17,324,560
                                                                                                            ---------------
                                                                                                                 22,645,212

                Commercial Banks--0.1%         1,490,000   The Bank of Yokohama, Ltd.                             8,895,941
                                                      24   Mitsubishi Tokyo Financial Group, Inc.                   203,409
                                                 699,600   Shinsei Bank, Ltd.                                     4,545,852
                                                      27   Sumitomo Mitsui Financial Group, Inc.                    175,186
                                                                                                            ---------------
                                                                                                                 13,820,388

                Construction &                 1,900,000   JGC Corporation                                       20,093,229
                Engineering--0.3%              1,440,000   Kinden Corporation                                     9,750,071
                                                                                                            ---------------
                                                                                                                 29,843,300

                Consumer Finance--0.2%           550,000   Credit Saison Co., Ltd.                               17,558,150

                Electronic Equipment           1,299,000   Hitachi Ltd.                                           8,159,271
                & Instruments--0.2%              150,000   Murata Manufacturing Co., Ltd.                         7,133,440
                                                                                                            ---------------
                                                                                                                 15,292,711

                Food & Staples                   569,000   Ito-Yokado Co., Ltd.                                  20,361,616
                Retailing--0.2%

                Food Products--0.1%              800,000   Ajinomoto Co., Inc.                                    8,844,524

                Gas Utilities--0.2%            4,500,000   Tokyo Gas Co.                                         16,738,864

                Household Durables--0.0%           1,400   Funai Electric Co., Ltd.                                 182,729

                Household Products--0.0%         419,700   Rohto Pharmaceutical Co., Ltd.                         4,541,250


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
Japan           Insurance--3.1%                8,998,600   Aioi Insurance Company, Limited                  $    36,268,959
(concluded)                                    1,094,000   The Dowa Fire & Marine Insurance Co., Ltd.             5,109,935
                                                   7,052   Millea Holdings, Inc.                                 92,972,973
                                               9,500,350   Mitsui Sumitomo Insurance Company, Limited            77,835,055
                                              12,926,000   NIPPONKOA Insurance Company, Limited                  74,130,653
                                                                                                            ---------------
                                                                                                                286,317,575

                Machinery--0.2%                  200,000   Fanuc Ltd.                                            12,053,866
                                               2,000,000   Kubota Corporation                                     9,096,902
                                                                                                            ---------------
                                                                                                                 21,150,768

                Office Electronics--0.4%          18,000   Brother Industries, Ltd.                                 153,913
                                                 738,000   Canon, Inc.                                           36,347,490
                                                                                                            ---------------
                                                                                                                 36,501,403

                Pharmaceuticals--0.4%            108,000   Kyorin Pharmaceutical Co., Ltd.                        1,646,596
                                                 707,000   Takeda Pharmaceutical Company Limited                 34,088,332
                                                                                                            ---------------
                                                                                                                 35,734,928

                Real Estate--0.1%                  4,121   Marco Polo Investment Holdings Limited (c)             5,769,721

                Road & Rail--0.0%                     77   East Japan Railway Company                               403,889

                Trading Companies                 22,000   Mitsubishi Corporation                                   242,603
                & Distributors--0.0%              29,000   Mitsui & Co., Ltd.                                       243,328
                                                                                                            ---------------
                                                                                                                    485,931

                Wireless Telecommunication         5,270   NTT DoCoMo, Inc.                                       9,280,441
                Services--0.1%

                                                           Total Common Stocks in Japan                         674,040,780


Malaysia--0.1%  Food Products--0.1%            2,000,000   IOI Corporation Berhad                                 5,000,000

                                                           Total Common Stocks in Malaysia                        5,000,000


Mexico--0.4%    Beverages--0.1%                  200,000   Fomento Economico Mexicano, SA de CV (ADR)++++         8,820,000

                Food Products--0.1%              700,000   Grupo Industrial Maseca SA de CV (ADR)++++             4,515,000

                Media--0.2%                      350,000   Grupo Televisa, SA (ADR)++++                          19,250,000

                                                           Total Common Stocks in Mexico                         32,585,000


Netherlands--   Commercial Services              692,329   Buhrmann NV                                            5,134,345
0.7%            & Supplies--0.1%                 439,714   Vedior NV 'A'                                          6,443,573
                                                                                                            ---------------
                                                                                                                 11,577,918

                Diversified Financial            556,201   ING Groep NV                                          14,680,939
                Services--0.2%

                Food & Staples                   950,916   Koninklijke Ahold NV (c)                               6,580,290
                Retailing--0.1%                  473,202   Koninklijke Ahold NV (ADR)++++ (p)                     3,124,316
                                                                                                            ---------------
                                                                                                                  9,704,606

                Household Durables--0.0%         161,357   Koninklijke (Royal) Philips Electronics NV (c)         3,807,463

                Oil & Gas--0.3%                  283,527   Royal Dutch Petroleum Company                         15,360,524
                                                 200,000   Royal Dutch Petroleum Company
                                                           (NY Registered Shares)                                10,848,000
                                                                                                            ---------------
                                                                                                                 26,208,524

                                                           Total Common Stocks in the Netherlands                65,979,450


Norway--0.1%    Commercial Banks--0.1%         1,144,712   DNB Holding ASA                                        9,670,823

                                                           Total Common Stocks in Norway                          9,670,823


Portugal--0.1%  Electric Utilities--0.1%       3,314,449   Energias de Portugal, SA (EDP)                         9,781,451

                                                           Total Common Stocks in Portugal                        9,781,451


Russia--0.0%    Oil & Gas--0.0%                  200,000   YUKOS (ADR)++++                                        3,344,000

                                                           Total Common Stocks in Russia                          3,344,000


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
Singapore--0.7% Beverages--0.1%                1,200,000   Fraser & Neave Limited                           $     9,872,392

                Commercial Banks--0.1%           800,000   Oversea-Chinese Banking Corporation Ltd.               6,629,635

                Health Care Providers          7,500,000   Parkway Holdings Limited                               6,440,474
                & Services--0.1%

                Industrial %                   4,500,000   Keppel Corporation Ltd.                               21,618,376
                Conglomerates--0.2

                Real Estate--0.1%              7,000,000   Keppel Land Limited                                    7,608,467

                Transportation                 9,000,000   SembCorp Logistics Limited                            12,484,612
                Infrastructure--0.1%

                                                           Total Common Stocks in Singapore                      64,653,956


South Africa--  Paper & Forest                   300,000   Sappi Limited (ADR)++++                                4,347,000
0.1%            Products--0.1%

                                                           Total Common Stocks in South Africa                    4,347,000


South Korea--   Chemicals--0.1%                  693,700   Samsung Fine Chemicals Co., Ltd.                      10,038,356
2.0%
                Commercial Banks--0.1%           800,000   Pusan Bank                                             5,037,963

                Diversified                    2,200,000   KT Corporation (ADR)++++                              40,612,000
                Telecommunication
                Services--0.4%

                Electric Utilities--0.2%         700,000   Korea Electric Power Corporation                      14,475,212

                Food Products--0.2%              248,000   Cheil Jedang Corporation                              13,779,008

                Metals & Mining--0.6%            251,330   POSCO                                                 37,604,087
                                                 550,000   POSCO (ADR)++++                                       20,564,500
                                                                                                            ---------------
                                                                                                                 58,168,587

                Textiles, Apparel & Luxury       250,000   Cheil Industries Inc.                                  3,528,361
                Goods--0.0%

                Tobacco--0.3%                  1,000,000   KT&G Corporation                                      27,690,933

                Wireless Telecommunication        19,640   SK Telecom Co., Ltd.                                   3,078,892
                Services--0.1%                   371,650   SK Telecom Co., Ltd. (ADR)++++                         7,332,654
                                                                                                            ---------------
                                                                                                                 10,411,546

                                                           Total Common Stocks in South Korea                   183,741,966


Spain--0.2%     Diversified                      179,614   Telefonica SA (ADR) (c)++++                            8,950,166
                Telecommunication
                Services--0.1%

                Tobacco--0.1%                    262,487   Altadis, SA                                            9,606,200

                                                           Total Common Stocks in Spain                          18,556,366


Sweden--0.2%    Insurance--0.1%                2,091,927   Skandia Forsakrings AB                                 7,764,053

                Machinery--0.1%                  295,153   Volvo AB 'B'                                          11,141,137

                                                           Total Common Stocks in Sweden                         18,905,190


Switzerland--   Capital Markets--0.2%            340,434   Credit Suisse Group (c)                               11,603,290
0.6%                                             134,446   UBS AG (Registered Shares)                             9,657,239
                                                                                                            ---------------
                                                                                                                 21,260,529

                Construction Materials--0.1%     196,313   Holcim Ltd. (Registered Shares)                       10,457,391

                Food Products--0.0%               16,032   Nestle SA (Registered Shares)                          3,779,653

                Insurance--0.1%                   68,768   Swiss Life Holding (c)                                 8,763,062
                                                  10,900   Swiss Reinsurance (Registered Shares)                    666,819
                                                                                                            ---------------
                                                                                                                  9,429,881

                Pharmaceuticals--0.2%            271,307   Novartis AG (Registered Shares)                       12,894,111

                                                           Total Common Stocks in Switzerland                    57,821,565


Taiwan--0.4%    Commercial Banks--0.2%        11,505,560   SinoPac Holdings Company                               6,544,099
                                               7,969,180   Taishin Financial Holdings Co., Ltd.                   6,512,756
                                                                                                            ---------------
                                                                                                                 13,056,855

                Diversified                    1,075,000   Chunghwa Telecom Co., Ltd. (ADR)++++ (h)              20,263,750
                Telecommunication
                Services--0.2%


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
Taiwan          Electronic Equipment           1,500,000   Delta Electronics Inc.                           $     2,267,625
(concluded)     & Instruments--0.0%

                Machinery--0.0%                6,000,000   Yuangtay Engineering Co., Ltd.                         3,017,512

                                                           Total Common Stocks in Taiwan                         38,605,742


Thailand--0.9%  Commercial Banks--0.2%        15,500,000   Siam Commercial Bank Public Company Limited
                                                           (Registered Shares)                                   16,230,366

                Construction                   2,500,000   Siam Cement Public Company Limited 'Foreign'          15,585,048
                Materials--0.2%                  641,700   Siam City Cement Public Company Limited 'Foreign'      3,187,795
                                                                                                            ---------------
                                                                                                                 18,772,843

                Food Products--0.0%            3,300,000   Thai Union Frozen Products Public Company
                                                           Limited 'Foreign'                                      2,149,641

                Household Durables--0.1%      35,000,000   Land and Houses Public Company Limited 'Foreign'       8,523,073

                Oil & Gas--0.3%                1,400,000   PTT Exploration and Production Public Company
                                                           Limited 'Foreign'                                     10,841,349
                                               4,500,000   PTT Public Company Limited 'Foreign'                  18,629,003
                                                                                                            ---------------
                                                                                                                 29,470,352

                Real Estate--0.0%              9,000,000   Sansiri Public Company Limited 'Foreign'                 626,811

                Transportation                 3,250,000   Bangkok Expressway Public Company Limited
                Infrastructure--0.1%                       'Foreign'                                              1,788,628

                                                           Total Common Stocks in Thailand                       77,561,714


United          Aerospace & Defense--0.1%      2,197,586   BAE Systems PLC                                        9,593,465
Kingdom--2.7%
                Commercial Banks--0.8%         2,249,395   Barclays PLC                                          21,926,740
                                                 552,575   HBOS PLC                                               7,386,067
                                               1,164,128   HSBC Holdings PLC                                     18,760,019
                                                 766,277   Royal Bank of Scotland Group PLC                      22,534,998
                                                                                                            ---------------
                                                                                                                 70,607,824

                Food & Staples                   977,699   Boots Group PLC                                       11,787,665
                Retailing--0.1%

                Food Products--0.1%              630,753   Cadbury Schweppes PLC                                  5,229,674
                                                 708,443   Unilever PLC                                           5,958,189
                                                                                                            ---------------
                                                                                                                 11,187,863

                Household Durables--0.0%           7,900   The Berkeley Group Holdings PLC                          172,255

                Industrial                       752,719   Smiths Group PLC                                      10,281,991
                Conglomerates--0.1%

                Insurance--0.2%                  539,830   Aviva PLC                                              5,390,763
                                               1,321,868   Prudential Corporation PLC                             9,700,348
                                                                                                            ---------------
                                                                                                                 15,091,111

                Oil & Gas--0.3%                3,132,857   BP Amoco PLC                                          30,280,270

                Pharmaceuticals--0.2%            870,786   GlaxoSmithKline PLC                                   18,300,863

                Specialty Retail--0.1%         1,940,929   Kesa Electricals PLC                                   9,673,313

                Transportation                   924,001   BAA PLC                                                9,709,627
                Infrastructure--0.1%

                Wireless                      14,293,991   Vodafone Group PLC                                    36,536,288
                Telecommunication                700,000   Vodafone Group PLC (ADR)++++                          18,053,000
                Services--0.6%                                                                              ---------------
                                                                                                                 54,589,288

                                                           Total Common Stocks in the United Kingdom            251,275,535


United          Aerospace & Defense--0.1%         47,000   General Dynamics Corporation                           4,799,640
States--27.9%                                    125,000   Raytheon Company                                       4,560,000
                                                                                                            ---------------
                                                                                                                  9,359,640

                Auto Components--0.0%            400,000   The Goodyear Tire & Rubber Company (c)(h)              4,032,000

                Beverages--0.2%                  225,000   Anheuser-Busch Companies, Inc.                        11,238,750
                                                 105,200   The Coca-Cola Company                                  4,277,432
                                                 125,000   Constellation Brands, Inc. (Class A) (c)               4,903,750
                                                                                                            ---------------
                                                                                                                 20,419,932


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
United States   Biotechnology--0.0%               56,200   Amgen Inc. (c)                                   $     3,192,160
(continued)
                Capital Markets--0.5%            367,600   The Bank of New York Company, Inc.                    11,932,296
                                                  25,000   The Goldman Sachs Group, Inc.                          2,459,500
                                                 699,500   Knight Trading Group, Inc. (Class A) (c)               7,267,805
                                                  25,000   Lehman Brothers Holdings, Inc.                         2,053,750
                                                 175,000   Mellon Financial Corporation                           5,057,500
                                                 270,000   Morgan Stanley                                        13,794,300
                                                                                                            ---------------
                                                                                                                 42,565,151

                Chemicals--0.3%                  350,000   E.I. du Pont de Nemours and Company                   15,004,500
                                                 500,000   Hercules Incorporated (c)                              7,140,000
                                                 305,200   Millennium Chemicals Inc. (c)                          6,555,696
                                                                                                            ---------------
                                                                                                                 28,700,196

                Commercial Banks--0.3%           300,000   Bank of America Corporation                           13,437,000
                                                 288,090   Santander BanCorp                                      8,037,711
                                                 119,300   Wachovia Corporation                                   5,870,753
                                                                                                            ---------------
                                                                                                                 27,345,464

                Commercial Services                8,200   ChoicePoint Inc. (c)                                     341,366
                & Supplies--0.3%                 900,000   Corinthian Colleges, Inc. (c)                         12,924,000
                                                 150,000   H&R Block, Inc.                                        7,132,500
                                                 150,000   Waste Management, Inc.                                 4,272,000
                                                                                                            ---------------
                                                                                                                 24,669,866

                Communications                 2,300,000   3Com Corporation (c)                                   9,522,000
                Equipment--0.5%                1,375,000   ADC Telecommunications, Inc. (c)                       3,038,750
                                                 413,300   Cisco Systems, Inc. (c)                                7,939,493
                                                 150,000   Comverse Technology, Inc. (c)                          3,096,000
                                               1,621,200   Lucent Technologies Inc. (c)                           5,755,260
                                                 230,000   Motorola, Inc.                                         3,969,800
                                               1,000,000   Tellabs, Inc. (c)                                      8,000,000
                                                                                                            ---------------
                                                                                                                 41,321,303

                Computers &                      725,000   EMC Corporation (c)                                    9,330,750
                Peripherals--0.7%              1,100,000   Hewlett-Packard Company                               20,526,000
                                                 216,700   International Business Machines Corporation           19,448,825
                                               1,000,000   Maxtor Corporation (c)                                 2,960,000
                                               3,000,000   Sun Microsystems, Inc. (c)                            13,590,000
                                                                                                            ---------------
                                                                                                                 65,855,575

                Construction &                   200,000   Chicago Bridge & Iron Company NV
                Engineering--0.8%                          (NY Registered Shares)                                 6,190,000
                                              15,100,912   Foster Wheeler Ltd. (c)(e)                             8,456,511
                                               2,500,000   McDermott International, Inc. (c)                     34,125,000
                                               3,800,000   Quanta Services, Inc. (c)                             25,536,000
                                                                                                            ---------------
                                                                                                                 74,307,511

                Consumer Finance--0.0%            33,400   MBNA Corporation                                         856,042

                Containers & Packaging--0.1%     600,000   Crown Holdings, Inc. (c)                               6,810,000
                                                 346,900   Smurfit-Stone Container Corporation (c)                6,022,184
                                                                                                            ---------------
                                                                                                                 12,832,184

                Diversified Financial            650,000   CIT Group Inc.                                        26,260,000
                Services--1.2%                 1,350,500   Citigroup Inc. (g)                                    59,921,685
                                                 425,000   J.P. Morgan Chase & Co.                               16,405,000
                                                 162,396   Leucadia National Corporation (h)                      9,605,723
                                                                                                            ---------------
                                                                                                                112,192,408


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
United States   Diversified                      399,900   ALLTEL Corporation                               $    21,966,507
(continued)     Telecommunication                 25,879   AboveNet, Inc. (c)                                       634,035
                Services--1.2%                   320,000   BellSouth Corporation                                  8,534,400
                                                  50,000   CenturyTel, Inc.                                       1,604,500
                                                 800,000   Cincinnati Bell Inc. (c)                               2,728,000
                                                 950,000   General Communication, Inc. (Class A) (c)              8,702,000
                                                 300,000   MCI, Inc.                                              5,175,000
                                               2,024,000   Metromedia International Group, Inc. (c)               1,315,600
                                                 630,000   Qwest Communications International Inc. (c)            2,154,600
                                                 800,000   SBC Communications Inc.                               20,208,000
                                                 800,000   Sprint Corporation                                    16,760,000
                                                 450,000   Verizon Communications                                17,595,000
                                                                                                            ---------------
                                                                                                                107,377,642

                Electric Utilities--0.3%         208,000   DTE Energy Company                                     8,883,680
                                                 350,000   PPL Corporation                                       18,200,000
                                                                                                            ---------------
                                                                                                                 27,083,680

                Energy Equipment &                90,000   Baker Hughes Incorporated                              3,854,700
                Services--1.1%                   500,000   ENSCO International Incorporated                      15,275,000
                                                 600,000   GlobalSantaFe Corporation                             17,700,000
                                                 165,000   Halliburton Company                                    6,111,600
                                                 600,000   Key Energy Services, Inc. (c)                          6,900,000
                                                 100,000   Noble Corporation (c)                                  4,568,000
                                                 600,000   Rowan Companies, Inc. (c)                             15,318,000
                                                 400,000   Schlumberger Limited                                  25,176,000
                                                 100,000   Tidewater Inc.                                         3,093,000
                                                 175,000   Transocean Inc. (c)                                    6,168,750
                                                                                                            ---------------
                                                                                                                104,165,050

                Food & Staples                   200,000   CVS Corporation                                        8,692,000
                Retailing--0.7%                  200,000   SYSCO Corporation                                      6,454,000
                                                 850,000   Wal-Mart Stores, Inc.                                 45,832,000
                                                 200,000   Walgreen Co.                                           7,178,000
                                                                                                            ---------------
                                                                                                                 68,156,000

                Food Products--0.3%              150,000   Archer-Daniels-Midland Company                         2,905,500
                                                 134,800   Bunge Limited                                          6,434,004
                                                 144,000   ConAgra Foods, Inc.                                    3,801,600
                                                 225,000   Sara Lee Corporation                                   5,238,000
                                                 800,000   Tyson Foods, Inc. (Class A)                           11,600,000
                                                                                                            ---------------
                                                                                                                 29,979,104

                Health Care Equipment            250,000   Baxter International Inc.                              7,690,000
                & Supplies--0.1%                 100,000   Waters Corporation (c)                                 4,129,000
                                                                                                            ---------------
                                                                                                                 11,819,000

                Health Care Providers            100,000   AmerisourceBergen Corporation                          5,504,000
                & Services--0.9%               2,000,000   Beverly Enterprises, Inc. (c)(f)                      17,380,000
                                                 100,000   CIGNA Corporation                                      6,346,000
                                                 175,000   HCA Inc.                                               6,427,750
                                                 125,000   Humana Inc. (c)                                        2,393,750
                                                 100,000   LifePoint Hospitals, Inc. (c)                          3,242,000
                                                 150,000   Manor Care, Inc. (c)                                   4,911,000
                                                 623,559   Stewart Enterprises, Inc. (Class A) (c)                4,439,740
                                                 400,000   Tenet Healthcare Corporation (c)                       4,288,000
                                                 300,000   Triad Hospitals, Inc. (c)                              9,909,000
                                                 375,000   WellChoice Inc. (c)                                   15,660,000
                                                                                                            ---------------
                                                                                                                 80,501,240


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
United States   Hotels, Restaurants               11,200   Brinker International, Inc. (c)                  $       361,760
(continued)     & Leisure--0.7%                   44,000   Darden Restaurants, Inc.                               1,078,000
                                               7,450,000   La Quinta Corporation (c)(e)                          59,972,500
                                                                                                            ---------------
                                                                                                                 61,412,260

                Household Durables--0.1%         350,000   Maytag Corporation                                     6,090,000

                Household Products--0.1%         200,000   Kimberly-Clark Corporation                            11,934,000

                IT Services--0.2%                200,000   Automatic Data Processing, Inc.                        8,678,000
                                                  50,000   Computer Sciences Corporation (c)                      2,483,500
                                                 203,624   Sykes Enterprises, Incorporated (c)                    1,214,611
                                                 200,000   Unisys Corporation (c)                                 2,124,000
                                                                                                            ---------------
                                                                                                                 14,500,111

                Industrial                     2,960,000   General Electric Company                             100,995,752
                Conglomerates--1.4%              751,100   Tyco International Ltd.                               23,396,765
                                                                                                            ---------------
                                                                                                                124,392,517

                Insurance--2.1%                  700,000   ACE Limited (g)                                       26,642,000
                                                 300,000   The Allstate Corporation                              14,427,000
                                               1,150,000   American International Group, Inc.                    69,816,500
                                                 339,000   Assurant, Inc.                                         9,146,220
                                                 103,300   Bristol West Holdings, Inc.                            1,776,760
                                                 118,700   The Hartford Financial Services Group, Inc.            6,941,576
                                                 100,000   Horace Mann Educators Corporation                      1,700,000
                                                 225,000   MetLife, Inc.                                          8,628,750
                                                 150,000   Prudential Financial, Inc. (c)                         6,970,500
                                                 800,000   The St. Paul Companies, Inc.                          27,168,000
                                                  86,000   UnumProvident Corporation                              1,174,760
                                                 250,000   XL Capital Ltd. (Class A)                             18,125,000
                                                                                                            ---------------
                                                                                                                192,517,066

                Internet Software              1,500,000   DoubleClick Inc. (c)                                   9,540,000
                & Services--0.2%               1,037,500   webMethods, Inc. (c)                                   7,189,875
                                                                                                            ---------------
                                                                                                                 16,729,875

                Leisure Equipment                 75,000   Eastman Kodak Company                                  2,271,000
                & Products--0.0%

                Machinery--0.0%                   50,000   Deere & Company                                        2,989,000

                Media--1.3%                      830,000   Comcast Corporation (Class A) (c)                     24,485,000
                                                 365,000   The DIRECTV Group, Inc. (c)                            6,121,050
                                                 100,000   EchoStar Communications Corporation (Class A) (c)      3,162,000
                                                 650,000   Liberty Media Corporation (Class A) (c)                5,798,000
                                                 100,000   Liberty Media International, Inc. (c)                  3,605,000
                                                 391,673   NTL Incorporated (c)                                  26,050,171
                                                 726,600   Time Warner Inc. (c)                                  12,090,624
                                                 944,363   Viacom, Inc. (Class B)                                34,459,808
                                                                                                            ---------------
                                                                                                                115,771,653

                Metals & Mining--1.2%          1,793,500   AK Steel Holding Corporation (c)                      17,092,055
                                                 250,000   Alcoa Inc.                                             8,125,000
                                                 200,000   Arch Coal, Inc.                                        6,504,000
                                                 100,000   CONSOL Energy Inc.                                     3,540,000
                                                 667,400   Commonwealth Industries, Inc. (c)                      6,233,516
                                                 450,000   Freeport-McMoRan Copper & Gold, Inc.
                                                           (Class B) (c)                                         16,299,000
                                                 949,800   Inco Limited (c)                                      33,622,920
                                                 200,000   International Steel Group, Inc. (c)                    7,386,000
                                                 150,000   Nucor Corporation                                      6,334,500
                                                 150,000   United States Steel Corporation                        5,508,000
                                                                                                            ---------------
                                                                                                                110,644,991


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
United States   Multi-Utilities &                600,000   The AES Corporation (c)                          $     6,540,000
(continued)     Unregulated Power--0.8%        7,000,000   El Paso Corporation                                   62,580,000
                                                 350,000   The Williams Companies, Inc.                           4,378,500
                                                                                                            ---------------
                                                                                                                 73,498,500

                Multiline Retail--0.0%            50,000   Kohl's Corporation (c)(h)                              2,538,000

                Office Electronics--0.1%         330,000   Xerox Corporation (c)(h)                               4,874,100

                Oil & Gas--3.0%                  150,000   Amerada Hess Corporation                              12,106,500
                                               1,000,000   ChevronTexaco Corporation                             53,060,000
                                                 175,000   ConocoPhillips                                        14,754,250
                                                 110,000   Devon Energy Corporation                               8,136,700
                                                 799,900   Exxon Mobil Corporation                               39,371,078
                                                 800,000   Kerr-McGee Corporation                                47,376,000
                                                 750,000   Marathon Oil Corporation                              28,582,500
                                                 150,000   Noble Energy, Inc.                                     8,700,000
                                                 500,000   Occidental Petroleum Corporation                      27,915,000
                                                 400,000   Stone Energy Corporation (c)                          16,468,000
                                                 400,000   Unocal Corporation                                    16,700,000
                                                                                                            ---------------
                                                                                                                273,170,028

                Paper & Forest                   470,000   Bowater Incorporated                                  17,314,800
                Products--0.3%                   272,200   Deltic Timber Corporation                             10,830,838
                                                                                                            ---------------
                                                                                                                 28,145,638

                Personal Products--0.1%          150,000   The Gillette Company                                   6,222,000

                Pharmaceuticals--2.4%            419,970   Abbott Laboratories                                   17,903,321
                                                 850,000   Bristol-Myers Squibb Company                          19,915,500
                                                 260,000   Eli Lilly and Company                                 14,276,600
                                                 125,000   IVAX Corporation (c)                                   2,262,500
                                                 800,000   Johnson & Johnson                                     46,704,000
                                                 775,000   Merck & Co., Inc.                                     24,265,250
                                               2,375,000   Pfizer, Inc.                                          68,756,250
                                                 800,000   Schering-Plough Corporation                           14,488,000
                                                  50,000   Watson Pharmaceuticals, Inc. (c)                       1,401,500
                                                 300,000   Wyeth                                                 11,895,000
                                                                                                            ---------------
                                                                                                                221,867,921

                Real Estate--0.3%                100,000   Catellus Development Corporation                       2,884,000
                                                  50,000   Cedar Shopping Centers Inc. (c)                          676,500
                                                 650,000   Friedman, Billings, Ramsey Group, Inc. (Class A)      11,141,000
                                                 300,000   Nationwide Health Properties, Inc. (c)                 6,771,000
                                                 325,000   Provident Senior Living Trust (c)(f)                   4,875,000
                                                 100,000   The St. Joe Company                                    5,090,000
                                                                                                            ---------------
                                                                                                                 31,437,500

                Road & Rail--0.4%                300,000   CSX Corporation                                       10,950,000
                                                 300,000   Swift Transportation Co., Inc. (c)                     5,670,000
                                                 350,000   Union Pacific Corporation                             22,039,500
                                                                                                            ---------------
                                                                                                                 38,659,500

                Semiconductors &                 239,300   Advanced Micro Devices, Inc. (c)                       4,025,026
                Semiconductor                  1,000,000   Agere Systems Inc. (Class A) (c)                       1,210,000
                Equipment--0.5%                2,500,000   Agere Systems Inc. (Class B) (c)                       2,875,000
                                                 821,000   Intel Corporation                                     18,275,460
                                               1,750,000   LSI Logic Corporation (c)                              7,962,500
                                               1,750,000   Lattice Semiconductor Corporation (c)                  8,697,500
                                                                                                            ---------------
                                                                                                                 43,045,486


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Common Stocks                                           Value
United States   Software--2.2%                   200,000   Borland Software Corporation (c)                 $     2,048,000
(concluded)                                    2,500,000   Computer Associates International, Inc.               69,275,000
                                                 741,000   Compuware Corporation (c)                              4,290,390
                                                 250,000   Informatica Corporation (c)                            1,952,500
                                               3,485,300   Microsoft Corporation                                 97,553,547
                                                  66,700   Oracle Corporation (c)                                   844,422
                                               2,498,300   Siebel Systems, Inc. (c)                              23,733,850
                                                 100,000   THQ Inc. (c)                                           1,890,000
                                                 125,000   VERITAS Software Corporation (c)                       2,735,000
                                                                                                            ---------------
                                                                                                                204,322,709

                Specialty Retail--0.4%           300,000   Circuit City Stores--Circuit City Group                4,875,000
                                                 250,000   The Home Depot, Inc.                                  10,270,000
                                                  13,000   Lowe's Companies, Inc.                                   731,640
                                                 100,000   Office Depot, Inc. (c)                                 1,619,000
                                                 850,000   Toys 'R' Us, Inc. (c)(h)                              15,308,500
                                                                                                            ---------------
                                                                                                                 32,804,140

                Textiles, Apparel &            1,350,000   Unifi, Inc. (c)                                        4,387,500
                Luxury Goods--0.0%

                Thrifts & Mortgage                50,000   Fannie Mae                                             3,507,500
                Finance--0.1%                     20,360   Freddie Mac                                            1,355,976
                                                 175,000   Washington Mutual, Inc.                                6,774,250
                                                                                                            ---------------
                                                                                                                 11,637,726

                Tobacco--0.4%                    535,200   Altria Group, Inc.                                    25,935,792
                                               2,100,000   DIMON Incorporated                                    12,222,000
                                                                                                            ---------------
                                                                                                                 38,157,792

                                                           Total Common Stocks in the United States           2,570,752,161

                                                           Total Investments in Common Stocks
                                                           (Cost--$3,880,967,677)--53.9%                      4,964,041,668



                                                           Mutual Funds

South Korea--   Diversified Financial            500,000   Korea Fund (USD) (c)                                  10,150,000
0.1%            Services--0.1%

                                                           Total Mutual Funds in South Korea                     10,150,000


Vietnam--0.0%   Diversified Financial          1,272,540   Vietnam Enterprise Investments Limited                 1,527,048
                Services--0.0%
                                                           Total Mutual Funds in Vietnam                          1,527,048

                                                           Total Investments in Mutual Funds
                                                           (Cost--$7,676,572)--0.1%                              11,677,048



                                                           Preferred Stocks

Australia--0.2% Commercial Banks--0.2%           492,000   National Australia Bank Limited
                                                           (7.875% Convertible)                                  17,613,600

                                                           Total Preferred Stocks in Australia                   17,613,600


Cayman          Insurance--0.1%                  340,000   XL Capital Ltd. (6.50% Convertible)                    8,160,000
Islands--0.1%
                                                           Total Preferred Stocks in the Cayman Islands           8,160,000


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

Country         Industry++                   Shares Held   Preferred Stocks                                        Value
United          Construction &                   104,914   Foster Wheeler Ltd. (Convertible) (c)(e)         $    72,285,746
States--0.8%    Engineering--0.8%


                Diversified                      104,238   McLeodUSA Incorporated (2.50% Convertible) (c)           182,416
                Telecommunication
                Services--0.0%

                                                           Total Preferred Stocks in the United States           72,468,162

                                                           Total Investments in Preferred Stocks
                                                           (Cost--$67,989,266)--1.1%                             98,241,762




                                                           Warrants (d)

Japan--0.0%     Real Estate--0.0%              6,131,614   Marco Polo Investment Holdings Limited                 3,065,807

                                                           Total Warrants in Japan                                3,065,807


Russia--0.0%    Diversified                       47,330   Metromedia International Group, Inc.                          47
                Telecommunication
                Services--0.0%

                                                           Total Warrants in Russia                                      47


United          Construction &                 4,000,000   Foster Wheeler Ltd. (Class B) (e)                             40
States--0.0%    Engineering--0.0%

                Diversified Financial          3,000,000   Citigroup Inc.                                         4,200,000
                Services--0.0%

                Diversified                       10,894   AboveNet, Inc. (expires 9/08/2008)                        95,323
                Telecommunication                 12,816   AboveNet, Inc. (expires 9/08/2010)                        86,508
                Services--0.0%                   230,981   McLeodUSA Incorporated                                    17,324
                                                                                                            ---------------
                                                                                                                    199,155

                                                           Total Warrants in the United States                    4,399,195

                                                           Total Investments in Warrants
                                                           (Cost--$10,134,695)--0.0%                              7,465,049



                                                           Rights

United          Insurance--0.0%                  203,805   Prudential PLC (m)                                       343,558
Kingdom--0.0%

                                                           Total Rights in the United Kingdom                       343,558


United          Commercial Services              836,400   Information Resources, Inc. (n)                        2,091,000
States--0.0%    & Supplies--0.0%

                                                           Total Rights in the United States                      2,091,000

                                                           Total Investments in Rights
                                                           (Cost--$1,405,152)--0.0%                               2,434,558


                                 Currency           Face
                               Denomination       Amount   Fixed Income Securities
Australia--0.7% Food                  USD     12,325,000   Burns Philp Capital Property Ltd., 10.75%
                Products--0.1%                             due 2/15/2011                                         13,804,000

                Foreign Government    AUD     69,000,000   Australian Government Bonds, 7.50% due 7/15/2005      52,374,376
                Obligations--0.6%

                                                           Total Fixed Income Securities in Australia            66,178,376


Austria--0.0%   Foreign Government    EUR        605,000   Republic of Austria, 4.65% due 1/15/2018                 804,426
                Obligations--0.0%

                                                           Total Fixed Income Securities in Austria                 804,426


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                    Currency        Face
Country         Industry++        Denomination    Amount   Fixed Income Securities                                 Value
Brazil--0.3%    Commercial            USD      2,000,000   Banco Nacional de Desenvolvimento Economico e
                Banks--0.0%                                Social, 9.622% due 6/16/2008 (a)                 $     2,072,500

                Food Products--0.1%           11,000,000   Cosan SA Industria e Comercio, 9% due
                                                           11/01/2009 (f)                                        11,110,000

                Foreign Government            15,450,000   Federal Republic of Brazil, 8.25% due 1/20/2034       13,920,450
                Obligations--0.2%

                                                           Total Fixed Income Securities in Brazil               27,102,950


Canada--0.6%    Foreign Government                         Canadian Government Bonds:
                Obligations--0.6%     CAD     68,900,000      4.25% due 12/01/2004                               56,562,113
                                                 350,000      4.25% due 9/01/2008                                   292,522
                                                 521,000      5.25% due 6/01/2013                                   452,662
                                                 175,000      5.75% due 6/01/2029                                   159,254

                                                           Total Fixed Income Securities in Canada               57,466,551


Cayman          Commercial            JPY    861,000,000   SMFG Finance (Cayman) Ltd., 2.25% due 7/11/2005
Islands--0.3%   Banks--0.2%                                (Regulation S) (Convertible) (c)                      17,675,676

                Oil & Gas--0.1%       USD      4,750,000   Momenta Cayman, 2.50% due 8/01/2007
                                                           (Regulation S) (Convertible)                           4,761,875

                                                           Total Fixed Income Securities in the
                                                           Cayman Islands                                        22,437,551


Chile--0.6%     Electric                      70,712,690   Empresa Electrica del Norte Grande SA (EDELNOR),
                Utilities--0.6%                            4% due 11/05/2017                                     57,984,406

                                                           Total Fixed Income Securities in Chile                57,984,406


China--0.1%     Industrial                     7,750,000   Hutchison Whampoa International Ltd., 5.45% due
                Conglomerates--0.1%                        11/24/2010                                             7,942,556

                                                           Total Fixed Income Securities in China                 7,942,556


Europe--3.4%    Commercial                                 European Investment Bank:
                Banks--3.4%           GBP     23,900,000      6% due 11/26/2004                                  43,811,864
                                      EUR     38,750,000      3.50% due 10/15/2005                               49,867,002
                                      GBP     60,200,000      6.125% due 12/07/2005                             111,767,239
                                      EUR     30,700,000      4% due 1/15/2007                                   40,251,044
                                              51,850,000      3.55% due 4/15/2008                                66,299,786

                                                           Total Fixed Income Securities in Europe              311,996,935


France--0.8%    Commercial                    39,150,000   ERAP, 2.875% due 7/12/2006                            50,171,500
                Banks--0.5%

                Containers &          USD      5,480,000   Crown Euro Holdings SA, 10.875% due 3/01/2013          6,507,500
                Packaging--0.1%

                Foreign Government    EUR      1,034,000   French OAT, 5.75% due 10/25/2032                       1,562,295
                Obligations--0.0%

                Oil & Gas--0.2%       GBP      8,000,000   Reseau Ferre de France, 6.625% due 3/29/2005          14,741,268

                Software--0.0%                             Infogrames Entertainment SA (Convertible):
                                      EUR      7,027,800      1.50% due 7/01/2005                                 3,799,141
                                               1,505,000      4% due 4/01/2009                                      826,417
                                                                                                            ---------------
                                                                                                                  4,625,558

                                                           Total Fixed Income Securities in France               77,608,121


Germany--3.8%   Commercial                                 Kreditanstalt fuer Wiederaufbau:
                Banks--1.4%                   39,150,000      3.125% due 11/15/2006                              50,437,834
                                      GBP     34,250,000      4.125% due 6/07/2006                               62,025,119
                                               7,700,000      4.80% due 10/27/2006                               14,066,388
                                                                                                            ---------------
                                                                                                                126,529,341


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                    Currency        Face
Country         Industry++        Denomination    Amount   Fixed Income Securities                                 Value
Germany         Foreign Government    EUR    115,870,000   Bundesobligation, 5% due 8/19/2005               $   150,515,458
(concluded)     Obligations--2.4%              1,080,000   Bundesrepublic Deutschland, 3.75% due 1/04/2009        1,414,936
                                                 180,000   Bundesschatzanweisungen, 2.50% due 3/18/2005             229,223
                                              51,000,000   Land of Nordrhein-Westfalen, 4.25% due 2/16/2007      67,189,630
                                                                                                            ---------------
                                                                                                                219,349,247

                                                           Total Fixed Income Securities in Germany             345,878,588


India--0.1%     Automobiles--0.1%     USD      8,100,000   Tata Engineering & Locomotive Company Ltd. 1%
                                                           due 7/31/2008 (Convertible) (f)                       13,486,500

                                                           Total Fixed Income Securities in India                13,486,500


Italy--0.2%     Foreign Government         2,075,000,000   Republic of Italy, 0.375% due 10/10/2006              19,606,610
                Obligations--0.2%

                                                           Total Fixed Income Securities in Italy                19,606,610


Japan--0.5%     Commercial            JPY    475,000,000   The Bank of Fukuoka, Ltd., 1.10% due 9/28/2007
                Banks--0.3%                                (Convertible)                                          6,153,636
                                           1,485,000,000   The Bank of Kyoto, Ltd., 1.90% due 9/30/2009
                                                           (Convertible)                                         17,980,093
                                                                                                            ---------------
                                                                                                                 24,133,729

                Insurance--0.1%              735,000,000   ASIF III (Jersey) Limited, 0.95% due 7/15/2009         7,012,955

                Trading Companies &        1,385,000,000   Mitsubishi Corporation, 0% due 6/17/2011
                Distributors--0.2%                         (Convertible) (b)                                     15,013,223


                                                           Total Fixed Income Securities in Japan                46,159,907


Luxembourg--    Industrial                                 Tyco International Group SA:
0.2%            Conglomerates--       USD      6,600,000      5.875% due 11/01/2004                               6,600,000
                0.2%                  EUR      2,725,000      4.375% due 11/19/2004                               3,469,801
                                      USD      5,750,000      2.75% due 1/15/2018 (Convertible) (f)               8,114,687

                                                           Total Fixed Income Securities in Luxembourg           18,184,488


Mexico--0.2%    Containers &                  10,500,000   Vitro Envases Norteamerica SA de CV, 10.75%
                Packaging--0.1%                            due 7/23/2011 (f)                                     10,395,000

                Oil & Gas--0.1%       GBP      4,930,000   Petroleos Mexicanos, 14.50% due 3/31/2006             10,128,522

                                                           Total Fixed Income Securities in Mexico               20,523,522


Netherlands--   Commercial                    17,000,000   Bank Nederlandse Gemeenten NV, 4.625% due
0.9%            Banks--0.3%                                12/07/2006                                            31,038,841


                Electrical            EUR     22,850,000   Infineon Technology Holdings, 4.25% due
                Equipment--0.3%                            2/06/2007 (Convertible)                               29,175,327

                Food Products--0.2%           13,200,000   Royal Numico NV, 4.25% due 6/26/2005
                                                           (Regulation S) (Convertible)                          16,916,985

                Foreign Government                         Netherlands Government Bonds:
                Obligations--0.0%              2,330,000      4% due 7/15/2005                                    2,999,652
                                               1,025,000      3.75% due 7/15/2014                                 1,285,588
                                                                                                            ---------------
                                                                                                                  4,285,240

                                                           Total Fixed Income Securities in the Netherlands      81,416,393


New Zealand--   Foreign Government    NZD     15,000,000   New Zealand Index Linked Notes, 4.50% due
0.1%            Obligations--0.1%                          2/15/2016                                             13,036,309

                                                           Total Fixed Income Securities in New Zealand          13,036,309


South           Communications        USD     15,750,000   LG TeleCom Co. Ltd., 8.25% due 7/15/2009 (f)          16,776,585
Korea--0.2%     Equipment--0.2%

                                                           Total Fixed Income Securities in South Korea          16,776,585


Spain--0.0%     Foreign Government    EUR        276,000   Spanish Government Bonds, 6.15% due 1/31/2013            410,682
                Obligations--0.0%

                                                           Total Fixed Income Securities in Spain                   410,682


Sweden--0.4%    Foreign Government    SEK     28,100,000   Swedish Government Bonds, 6.50% due 5/05/2008          4,360,879
                Obligations--0.4%            164,500,000   Swedish Government Index Linked Notes, 4% due
                                                           12/01/2008                                            28,926,228

                                                           Total Fixed Income Securities in Sweden               33,287,107


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                    Currency        Face
Country         Industry++        Denomination    Amount   Fixed Income Securities                                 Value
United          Beverages--0.0%       USD        140,000   Diageo Capital PLC, 3.50% due 11/19/2007         $       140,705
Kingdom--0.6%
                Commercial            EUR        130,000   Barclays Bank PLC, 4.50% due 3/04/2019 (a)               167,666
                Banks--0.0%

                Diversified                                Colt Telecom Group PLC:
                Telecommunication             20,150,000      2% due 3/29/2006                                   28,963,928
                Services--0.5%                11,575,000      2% due 4/03/2007 (Regulation S)
                                                              (Convertible)                                      17,079,807
                                                                                                            ---------------
                                                                                                                 46,043,735

                Foreign Government                         United Kingdom Treasury Gilt:
                Obligations--0.0%     GBP        260,000      7.25% due 12/07/2007                                  512,271
                                                  85,000      8% due 6/07/2021                                      214,353
                                                                                                            ---------------
                                                                                                                    726,624

                Insurance--0.1%       USD      7,000,000   Swiss Life Finance, 2% due 5/20/2005
                                                           (Convertible)                                          7,840,000

                                                           Total Fixed Income Securities in the
                                                           United Kingdom                                        54,918,730


United          Aerospace &                    3,700,000   GenCorp Inc., 5.75% due 4/15/2007 (Convertible)        3,815,625
States--4.7%    Defense--0.0%

                Airlines--0.0%                 4,941,985   Northwest Airlines, Inc., 9.485% due 10/01/2016        3,362,157

                Biotechnology--0.1%           12,765,000   Abgenix, Inc., 3.50% due 3/15/2007 (Convertible)      12,126,750

                Capital Markets--     EUR        130,000   The Goldman Sachs Group, Inc., 4.75% due
                0.0%                                       1/28/2014                                                169,466
                                                 110,000   Lehman Brothers Holdings Inc., 4.75% due
                                                           1/16/2014                                                143,188
                                                                                                            ---------------
                                                                                                                    312,654

                Communications        USD     11,200,000   Corning Incorporated, 7% due 3/15/2007                11,200,000
                Equipment--0.2%                5,790,000   Lucent Technologies Inc., 8% due 8/01/2031
                                                           (Convertible)                                          6,405,187
                                                                                                            ---------------
                                                                                                                 17,605,187

                Construction &                             Foster Wheeler LLC (e):
                Engineering--0.9%             28,143,750      10.359% due 9/15/2011                              29,550,937
                                              27,450,000      10.359% due 9/15/2011 (Series B)                   28,822,500
                                              14,765,000   J. Ray McDermott, SA, 11% due 12/15/2013 (f)          16,130,762
                                                           McDermott Inc.:
                                               4,150,000      7.84% due 4/04/2005                                 4,191,500
                                               6,700,000      8.75% due 5/19/2023                                 6,733,500
                                                                                                            ---------------
                                                                                                                 85,429,199

                Containers &                   9,050,000   Anchor Glass Container Corporation, 11%
                Packaging--0.2%                            due 2/15/2013                                         10,090,750
                                               8,204,000   Crown Cork & Seal Company, Inc., 7.50% due
                                                           12/15/2096                                             6,809,320
                                                                                                            ---------------
                                                                                                                 16,900,070

                Diversified                      120,000   American Honda Finance Corporation, 3.85% due
                Financial                                  11/06/2008                                               121,040
                Services--0.3%                             General Electric Capital Corporation:
                                      JPY  1,350,000,000      0.10% due 12/20/2005                               12,710,633
                                           1,500,000,000      1.40% due 11/02/2006                               14,448,140
                                      USD        170,000   Household Finance Corporation, 6.40% due
                                                           6/17/2008                                                186,171
                                                                                                            ---------------
                                                                                                                 27,465,984

                Diversified                    7,700,000   Level 3 Communications, Inc., 9.125% due
                Telecommunication                          5/01/2008                                              6,140,750
                Services--1.4%                             MCI, Inc.:
                                              14,051,000      5.908% due 5/01/2007                               14,015,872
                                              14,051,000      6.688% due 5/01/2009                               13,857,799
                                              12,044,000      7.735% due 5/01/2014                               11,607,405
                                             132,057,412   Metromedia International Group, Inc., 10.50%
                                                           due 9/30/2007                                         81,875,595
                                                                                                            ---------------
                                                                                                                127,497,421


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                    Currency        Face
Country         Industry++        Denomination    Amount   Fixed Income Securities                                 Value
United States   Health Care           USD      6,150,000   Beverly Enterprises, Inc., 7.875% due
(concluded)     Providers                                  6/15/2014 (f)                                    $     6,588,187
                & Services--0.1%

                Insurance--0.1%                  170,000   AIG SunAmerica Global Financing VII, 5.85%
                                                           due 8/01/2008                                            182,757
                                               4,220,000   Crum & Forster Holdings Corp., 10.375% due
                                                           6/15/2013                                              4,515,400
                                                                                                            ---------------
                                                                                                                  4,698,157

                Media--0.1%                    4,663,554   Avalon Cable LLC, 11.875% due 12/01/2008               4,885,073

                Multi-Utilities       GBP      3,393,000   The AES Corporation, 8.375% due 3/01/2011              6,403,506
                & Unregulated         USD     10,200,000   Calpine Corporation, 7.625% due 4/15/2006              9,486,000
                Power--0.6%                                Calpine Generating Company LLC (a)(f):
                                              28,300,000      5.756% due 4/01/2009                               28,229,250
                                              15,500,000      7.756% due 4/01/2010                               14,802,500
                                                                                                            ---------------
                                                                                                                 58,921,256

                Oil & Gas--0.1%                6,425,000   McMoRan Exploration Co., 5.25% due 10/06/2011
                                                           (Convertible)                                          7,268,281

                Real Estate--0.0%                120,000   SocGen Real Estate Company LLC, 7.64% (a)(o)             133,555

                Semiconductors                22,400,000   Conexant Systems, Inc., 4% due 2/01/2007
                & Semiconductor                            (Convertible)                                         19,180,000
                Equipment--0.3%                9,050,000   LSI Logic Corporation, 4% due 11/01/2006
                                                           (Convertible)                                          8,993,437
                                                                                                            ---------------
                                                                                                                 28,173,437

                Software--0.1%                 4,950,000   Computer Associates International, Inc. 5% due
                                                           3/15/2007 (Convertible) (f)                            5,871,938

                Textiles, Apparel &            9,652,088   Galey & Lord, Inc., Term, due 9/05/2009 (c)(k)         3,860,835
                Luxury Goods--0.0%

                Wireless                      14,325,000   Nextel Communications, Inc., 5.25% due 1/15/2010
                Telecommunication                          (Convertible)                                         14,593,594
                Services--0.2%

                                                           Total Fixed Income Securities in the
                                                           United States                                        429,509,360

                                                           Total Investments in Fixed Income Securities
                                                           (Cost--$1,632,228,806)--18.7%                      1,722,716,653



                                                           U.S. Government Obligations
                                                 118,000   U.S. Treasury Bonds, 6.50% due 2/15/2010                 135,769

                                                           U.S. Treasury Notes:
                                              23,250,000      4% due 6/15/2009                                   24,008,345
                                                 116,000      4.375% due 8/15/2012                                  120,327
                                              77,250,000      4.75% due 5/15/2014 (g)                            81,679,824
                                                 560,000      4.25% due 8/15/2014                                   569,887
                                                 413,000      8% due 11/15/2021                                     573,118
                                                  96,000      6.25% due 5/15/2030                                   115,440
                                                                                                            ---------------
                                                                                                                107,066,941

                                                           Total Investments in U.S. Government
                                                           Obligations (Cost--$101,961,488)--1.2%               107,202,710



                                              Beneficial
                                                Interest   Other Interests (l)
United          Diversified                   19,750,000   AboveNet, Inc. (Litigation Trust Certificates)                 0
States--0.0%    Telecommunication                  5,700   McLeod USA Incorporated (Litigation Trust
                Services--0.0%                             Certificates)                                                  0
                                              35,382,831   WilTel Communications Group, Inc. (Litigation
                                                           Trust Certificates)                                            0

                                                           Total Investments in Other Interests (Cost--$0)--0.0%          0


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                    Currency        Face
                                  Denomination    Amount   Fixed Income Securities                                 Value
                                      USD  2,054,173,181   Merrill Lynch Liquidity Series, LLC Cash
                                                           Sweep Series I (I)                               $ 2,054,173,181

                                              36,679,550   Merrill Lynch Liquidity Series, LLC Money
                                                           Market Series (i)(j)                                  36,679,550

                                                           Total Investments in Short-Term Securities
                                                           (Cost--$2,090,852,731)--22.7%                      2,090,852,731

                                                           Total Investments (Cost--$7,793,216,387)--97.7%    9,004,632,179


                                               Number of
Options--0.3%                                  Contracts   Call Options Written
                                                   6,791   3 Com Corporation, expiring January 2006 at
                                                           USD 5, Broker UBS Warburg                              (239,365)
                                                   3,000   Circuit City Stores--Circuit City Group, expiring
                                                           January 2005 at USD 12.50, Broker Morgan Stanley     (1,200,000)
                                                   2,000   Computer Associates International, Inc., expiring
                                                           February 2005 at USD 25, Broker Morgan Stanley         (740,000)
                                                   4,410   Compuware Corporation, expiring February 2005 at
                                                           USD 5, Broker Deutsche Bank AG                         (507,150)
                                                           Corinthian Colleges, Inc.:
                                                   5,000      expiring February 2005 at USD 10,
                                                              Broker Credit Suisse First Boston                 (2,400,000)
                                                   4,000      expiring February 2005 at USD 10,
                                                              Broker UBS Warburg                                (1,920,000)
                                                           DoubleClick Inc.:
                                                   5,000      expiring January 2005 at USD 5,
                                                              Broker Credit Suisse First Boston                   (844,280)
                                                   5,000      expiring January 2005 at USD 5,
                                                              Broker Deutsche Bank AG                             (755,720)
                                                   2,500   Informatica Corporation, expiring March 2005 at
                                                           USD 5, Broker Deutsche Bank AG                         (775,000)
                                                   4,000   Intel Corporation, expiring April 2005 at USD 20,
                                                           Broker Deutsche Bank AG                              (1,280,000)
                                                           LSI Logic Corporation:
                                                  15,000      expiring January 2005 at USD 5,
                                                              Broker UBS Warburg                                  (366,446)
                                                   2,500      expiring January 2005 at USD 5,
                                                              Broker Wachovia Securities                           (71,054)
                                                           Lucent Technologies Inc.:
                                                   3,500      expiring January 2005 at USD 5,
                                                              Broker CitiGroup Global Market                       (22,320)
                                                   5,000      expiring January 2005 at USD 5,
                                                              Broker Credit Suisse First Boston                    (17,426)
                                                   2,000      expiring January 2005 at USD 5,
                                                              Broker Smith Barney                                  (12,754)
                                                   2,000   Maytag Corporation, expiring January 2005 at
                                                           USD 25, Broker Credit Suisse First Boston               (30,000)
                                                           McDermott International, Inc.:
                                                   3,000      expiring November 2004 at USD 10,
                                                              Broker CitiGroup Global Market                    (1,140,000)
                                                     944      expiring November 2004 at USD 7.50,
                                                              Broker Smith Barney                                 (594,720)
                                                     808      expiring February 2005 at USD 10,
                                                              Broker CitiGroup Global Market                      (367,574)
                                                   2,192      expiring February 2005 at USD 10,
                                                              Broker Deutsche Bank AG                             (862,426)
                                                   1,000      expiring February 2005 at USD 12.50,
                                                              Broker CitiGroup Global Market                      (225,000)


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004


Schedule of Investments (continued)                                                                       (in U.S. dollars)

                                               Number of
Options (continued)                            Contracts   Call Options Written                                         Value
                                                           Nokia Oyj (ADR):
                                                   2,500      expiring January 2005 at USD 12.50,
                                                              Broker CitiGroup Global Market                $     (759,312)
                                                   3,000      expiring January 2005 at USD 12.50,
                                                              Broker Morgan Stanley                               (945,688)
                                                   2,000      expiring January 2005 at USD 15,
                                                              Broker Morgan Stanley                               (230,000)
                                                           Nortel Networks Corporation:
                                                  16,600      expiring January 2005 at USD 5,
                                                              Broker UBS Warburg                                  (166,000)
                                                  24,780      expiring January 2006 at USD 2.50,
                                                              Broker UBS Warburg                                (3,405,893)
                                                  10,000      expiring January 2006 at USD 2.50,
                                                              Broker Morgan Stanley                             (1,289,407)
                                                           Siebel Systems, Inc.:
                                                   4,975      expiring November 2004 at USD 7.50,
                                                              Broker Credit Suisse First Boston                   (995,000)
                                                   5,000      expiring February 2005 at USD 7.50,
                                                              Broker CitiGroup Global Market                    (1,150,000)
                                                  10,008      expiring January 2006 at USD 7.50,
                                                              Broker CitiGroup Global Market                    (2,952,360)
                                                   4,000   Tenet Healthcare Corporation, expiring January
                                                           2005 at USD 10, Broker Morgan Stanley                  (560,000)
                                                           Toys 'R' Us, Inc.,
                                                   1,000      expiring January 2005 at USD 15,
                                                              Broker Morgan Stanley                               (340,000)
                                                   2,000      expiring March 2005 at USD 15,
                                                              Broker Morgan Stanley                               (740,000)
                                                   2,000   Tyson Foods, Inc. (Class A), expiring January
                                                           2005 at USD 17.50, Broker Morgan Stanley                (30,000)
                                                   9,990   webMethods, Inc, expiring January 2005 at USD 5,
                                                           Broker CitiGroup Global Market                       (2,147,850)

                                                           Total Call Options Written
                                                           (Premiums Received--$23,690,958)--0.3%              (30,082,745)

                Total Investments, Net of Options Written (Cost--$7,769,525,429*)--97.4%                      8,974,549,434
                Other Assets Less Liabilities--2.6%                                                             239,280,019
                                                                                                            ---------------
                Net Assets--100.0%                                                                          $ 9,213,829,453
                                                                                                            ===============

   * The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

     Aggregate cost                               $  7,779,351,828
                                                  ================
     Gross unrealized appreciation                $  1,439,456,871
     Gross unrealized depreciation                   (244,259,265)
                                                  ----------------
     Net unrealized appreciation                  $  1,195,197,606
                                                  ================

  ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

++++ American Depositary Receipts (ADR).


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004



Schedule of Investments (continued)
(in U.S. dollars)


(a) Floating rate note.

(b) Represents a zero coupon or step bond; the interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.

(c) Non-income producing security.

(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing.
    The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                 Net            Purchase                      Realized         Interest
    Affiliate                                  Activity           Cost        Sales Cost   Gains (Losses)       Income
    Foster Wheeler LLC:
       10.359% due 9/15/2011                   $  28,143,750    $28,979,782         --             --         $  289,846
       10.359% due 9/15/2011 (Series B)        $  27,450,000    $27,450,000         --             --         $  282,701
    Foster Wheeler Ltd.                           11,100,912    $ 3,322,457         --             --            +++
    Foster Wheeler Ltd. (Class B) (Warrants)       4,000,000         --             --             --            +++
    Foster Wheeler Ltd. (Convertible Preferred)      104,914    $44,383,382         --             --            +++
    Foster Wheeler Ltd.:
       6.75% due 11/15/2005                    $(37,525,000)         --        $30,302,530   $  10,140,264    $2,532,938
       6.50% due 6/01/2007 (Convertible)       $(44,200,000)         --        $26,174,034         --         $2,873,000
       6.50% due 6/01/2007 (Convertible)       $(14,150,000)         --        $10,199,395         --         $  919,750
    La Quinta Corporation*                         (930,000)    $ 4,995,000    $13,992,112   $   1,358,151       +++
    Rouge Industries, Inc. (Class A)*            (1,000,000)         --        $15,476,500   $(15,466,500)       +++

       +++ Non-income producing security.

         * No longer an affiliate as of October 31, 2004.

(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g) All or a portion of security held as collateral in connection with open financial futures contracts.

(h) Security, or a portion of security, is on loan.

(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated
    Companies" in Section 2(a)(3) of the Investment Company
    Act of 1940) were as follows:

                                                                                                            Interest/
                                                                                       Net                   Dividend
    Affiliate                                                                        Activity                 Income
    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                       $  867,881,911            $21,058,444
    Merrill Lynch Liquidity Series, LLC Money Market Series                       $(205,871,571)            $   164,537
    Merrill Lynch Premier Institutional Fund                                        (80,850,374)            $    29,675

(j) Security was purchased with the cash proceeds from securities loans.

(k) Floating rate corporate debt in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, or
    (iii) the certificate of deposit rate.

(l) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(m) The rights may be exercised until 11/10/2004.

(n) The rights entitle the holders to potential cash distributions pending litigation settlements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.,OCTOBER 31, 2004



Schedule of Investments (concluded)
(in U.S. dollars)


(o) The security is a perpetual bond and has no definite maturity date.

(p) Restricted security as to resale.

                                                                    Acquisition
    Issue                                                               Date              Cost                 Value
    Koninklijke Ahold NV (ADR)                                       12/11/2003       $  2,811,386         $  3,124,316

    Financial futures contracts purchased as of October 31, 2004 were as follows:

                                                                                                           Unrealized
    Number of                                                        Expiration                          Appreciation/
    Contracts             Issue                    Exchange             Date           Face Value         Depreciation
      479                 FTSE                      LIFFE          December 2004      $ 40,146,149       $      564,664
      271            Nikkei 225 Index               OSAKA          December 2004      $ 28,074,399            (640,083)
                                                                                                         --------------
    Total Unrealized Depreciation--Net                                                                   $     (75,419)
                                                                                                         ==============

    Financial futures contracts sold as of October 31, 2004 were as follows:

    Number of                                                        Expiration                            Unrealized
    Contracts             Issue                    Exchange             Date           Face Value         Depreciation
      345            DJ Euro Stoxx 50           Euronext Paris     December 2004      $ 12,052,526       $    (318,854)
       95        Japanese Government Bond           Tokyo          December 2004      $122,472,585          (1,119,561)
      200             S&P 500 Index                  NYSE          December 2004      $ 56,091,750            (423,250)
                                                                                                         --------------
    Total Unrealized Depreciation--Net                                                                   $  (1,861,665)
                                                                                                         ==============

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Statement of Assets and Liabilities

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $35,992,650)(identified cost--$5,589,252,427)                                          $ 6,774,663,714
           Investments in affiliated securities, at value (identified cost--$2,203,963,960)                   2,229,968,465
           Foreign cash (cost--$233,855,293)                                                                    236,677,854
           Cash                                                                                                   1,294,952
           Receivables:
               Interest (including $670,569 from affiliates)                              $    40,313,538
               Securities sold                                                                 28,170,242
               Capital shares sold                                                             15,577,285
               Dividends                                                                        6,977,014
               Securities lending--net                                                             17,287        91,055,366
                                                                                          ---------------
           Prepaid expenses and other assets                                                                        681,938
                                                                                                            ---------------
           Total assets                                                                                       9,334,342,289
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             36,679,550
           Options written, at value (premiums received--$23,690,958)                                            30,082,745
           Deferred foreign capital gain tax                                                                        106,864
           Payables:
               Securities purchased                                                            30,836,064
               Capital shares redeemed                                                          9,658,373
               Investment adviser                                                               5,958,047
               Distributor                                                                      3,703,549
               Other affiliates                                                                 2,038,734
               Variation margin                                                                   384,336        52,579,103
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                 1,064,574
                                                                                                            ---------------
           Total liabilities                                                                                    120,512,836
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 9,213,829,453
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                    $    21,853,190
           Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                       13,987,973
           Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                         11,294,845
           Class I Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                         11,983,010
           Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                          132,624
           Paid-in capital in excess of par                                                                   7,761,486,332
           Undistributed investment income--net                                           $   116,275,044
           Undistributed realized capital gains--net                                           70,592,812
           Unrealized appreciation--net                                                     1,206,223,623
                                                                                          ---------------
           Total accumulated earnings--net                                                                    1,393,091,479
                                                                                                            ---------------
           Net Assets                                                                                       $ 9,213,829,453
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $3,442,395,840 and 218,531,901 shares
           outstanding                                                                                      $         15.75
                                                                                                            ===============
           Class B--Based on net assets of $2,159,321,524 and 139,879,732 shares
           outstanding                                                                                      $         15.44
                                                                                                            ===============
           Class C--Based on net assets of $1,698,381,936 and 112,948,445 shares
           outstanding                                                                                      $         15.04
                                                                                                            ===============
           Class I--Based on net assets of $1,893,247,711 and 119,830,101 shares
           outstanding                                                                                      $         15.80
                                                                                                            ===============
           Class R--Based on net assets of $20,482,442 and 1,326,235 shares outstanding                     $         15.44
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest (net of $12,873 foreign withholding tax and including
           $27,956,679 from affiliates)                                                                     $   131,678,783
           Dividends (net of $5,616,878 foreign withholding tax)                                                 87,713,486
           Securities lending--net                                                                                  194,212
           Other                                                                                                    378,540
                                                                                                            ---------------
           Total income                                                                                         219,965,021
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $    61,748,399
           Account maintenance and distribution fees--Class B                                  21,434,488
           Account maintenance and distribution fees--Class C                                  12,987,872
           Account maintenance fees--Class A                                                    7,787,740
           Transfer agent fees--Class A                                                         4,176,817
           Transfer agent fees--Class B                                                         3,277,040
           Transfer agent fees--Class I                                                         2,237,264
           Transfer agent fees--Class C                                                         2,037,505
           Custodian fees                                                                       1,727,725
           Accounting services                                                                  1,585,615
           Printing and shareholder reports                                                       325,579
           Registration fees                                                                      278,735
           Professional fees                                                                      195,805
           Pricing fees                                                                            83,417
           Directors' fees and expenses                                                            56,012
           Account maintenance and distribution fees--Class R                                      46,973
           Transfer agent fees--Class R                                                            13,019
           Other                                                                                  208,865
                                                                                          ---------------
           Total expenses before waiver                                                       120,208,870
           Waiver of expenses                                                                 (4,707,822)
                                                                                          ---------------
           Total expenses after waiver                                                                          115,501,048
                                                                                                            ---------------
           Investment income--net                                                                               104,463,973
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                               393,099,158
               Futures contracts                                                                5,873,450
               Options written                                                                  3,428,633
               Foreign currency transactions--net                                            (23,997,917)       378,403,324
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net (includes $9,701,921 deferred foreign capital gain tax)       520,114,124
               Futures contracts                                                                (954,414)
               Options written                                                                (4,444,204)
               Foreign currency transactions--net                                              10,184,528       524,900,034
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                              903,303,358
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $ 1,007,767,331
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets

                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $   104,463,973   $   120,053,634
           Realized gain (loss)--net                                                          378,403,324      (23,543,572)
           Change in unrealized appreciation/depreciation--net                                524,900,034     1,560,064,670
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                             1,007,767,331     1,656,574,732
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (91,382,369)      (74,507,813)
               Class B                                                                       (51,423,881)      (48,570,987)
               Class C                                                                       (28,501,031)      (16,481,877)
               Class I                                                                       (51,844,795)      (42,039,183)
               Class R                                                                          (136,942)           (2,459)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders              (223,289,018)     (181,602,319)
                                                                                          ---------------   ---------------

Capital Share Transactions

           Net increase in net assets derived from capital share transactions               1,422,983,251         1,802,763
                                                                                          ---------------   ---------------

Redemption fees

           Redemption fees                                                                         24,086                --
                                                                                          ---------------   ---------------

Net Assets

           Total increase in net assets                                                     2,207,485,650     1,476,775,176
           Beginning of year                                                                7,006,343,803     5,529,568,627
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 9,213,829,453   $ 7,006,343,803
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $   116,275,044   $   154,063,813
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    14.27   $    11.17   $    12.50   $    14.30   $    14.77
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .23          .28          .35          .39          .44
           Realized and unrealized gain (loss)--net                1.72         3.23       (1.19)        (.20)          .90
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.95         3.51        (.84)          .19         1.34
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.47)        (.41)        (.48)        (.30)        (.68)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.47)        (.41)        (.49)       (1.99)       (1.81)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.75   $    14.27   $    11.17   $    12.50   $    14.30
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    13.90%       32.10%      (7.08%)        1.27%        9.86%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                1.13%        1.18%        1.19%        1.19%        1.13%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.18%        1.22%        1.22%        1.24%        1.18%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.54%        2.28%        2.85%        2.92%        3.11%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $3,442,396   $2,675,367   $2,051,843   $1,846,554   $1,406,264
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    42.58%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.99   $    10.96   $    12.25   $    14.04   $    14.52
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .11          .19          .25          .27          .33
           Realized and unrealized gain (loss)--net                1.69         3.15       (1.16)        (.19)          .88
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.80         3.34        (.91)          .08         1.21
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.35)        (.31)        (.37)        (.18)        (.56)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.35)        (.31)        (.38)       (1.87)       (1.69)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.44   $    13.99   $    10.96   $    12.25   $    14.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    13.08%       31.05%      (7.75%)         .47%        9.05%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                1.89%        1.96%        1.96%        1.96%        1.90%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.95%        2.00%        2.00%        2.00%        1.95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .75%        1.52%        2.04%        2.08%        2.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $2,159,322   $2,094,428   $1,787,415   $2,650,313   $3,611,061
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    42.58%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.66   $    10.72   $    12.02   $    13.83   $    14.33
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .11          .17          .25          .27          .32
           Realized and unrealized gain (loss)--net                1.65         3.10       (1.14)        (.19)          .87
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.76         3.27        (.89)          .08         1.19
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.38)        (.33)        (.40)        (.20)        (.56)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.38)        (.33)        (.41)       (1.89)       (1.69)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.04   $    13.66   $    10.72   $    12.02   $    13.83
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    13.08%       31.03%      (7.76%)         .42%        9.07%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                1.90%        1.96%        1.96%        1.97%        1.91%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                               1.96%        2.00%        2.00%        2.01%        1.95%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                  .78%        1.45%        2.10%        2.12%        2.36%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $1,698,382   $  865,342   $  521,679   $  346,124   $  312,568
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    42.58%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    14.31   $    11.20   $    12.53   $    14.33   $    14.79
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net**                                 .27          .32          .38          .42          .48
           Realized and unrealized gain (loss)--net                1.72         3.23       (1.19)        (.20)          .90
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.99         3.55        (.81)          .22         1.38
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends and distributions:
               Investment income--net                             (.50)        (.44)        (.51)        (.33)        (.71)
               In excess of investment income--net                   --           --           --           --         --++
               Realized gain--net                                    --           --        (.01)       (1.69)       (1.13)
                                                             ----------   ----------   ----------   ----------   ----------
           Total dividends and distributions                      (.50)        (.44)        (.52)       (2.02)       (1.84)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    15.80   $    14.31   $    11.20   $    12.53   $    14.33
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    14.21%       32.42%      (6.83%)        1.52%       10.20%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses, net of waiver                                 .88%         .94%         .94%         .94%         .88%
                                                             ==========   ==========   ==========   ==========   ==========
           Expenses                                                .94%         .97%         .98%         .98%         .93%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 1.79%        2.55%        3.09%        3.14%        3.40%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $1,893,248   $1,370,866   $1,168,632   $1,284,915   $1,224,613
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    42.58%       45.28%       58.42%       44.87%       53.75%
                                                             ==========   ==========   ==========   ==========   ==========

         * Total investment returns exclude the effects of sales charges.

        ** Based on average shares outstanding.

        ++ Amount is less than $(.01) per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)
                                                                                                     Class R

The following per share data and ratios have been derived                                    For the        For the Period
from information provided in the financial statements.                                      Year Ended    January 3, 2003++
                                                                                           October 31,      to October 31,
Increase (Decrease) in Net Asset Value:                                                        2004              2003
Per Share Operating Performance

           Net asset value, beginning of period                                              $      14.04      $      11.43
                                                                                             ------------      ------------
           Investment income--net***                                                                  .21               .08
           Realized and unrealized gain--net                                                         1.66              2.71
                                                                                             ------------      ------------
           Total from investment operations                                                          1.87              2.79
                                                                                             ------------      ------------
           Less dividends from investment income--net                                               (.47)             (.18)
                                                                                             ------------      ------------
           Net asset value, end of period                                                    $      15.44      $      14.04
                                                                                             ============      ============

Total Investment Return**

           Based on net asset value per share                                                      13.60%        24.57%++++
                                                                                             ============      ============

Ratios to Average Net Assets

           Expenses, net of waiver                                                                  1.38%            1.42%*
                                                                                             ============      ============
           Expenses                                                                                 1.45%            1.47%*
                                                                                             ============      ============
           Investment income--net                                                                   1.35%            1.93%*
                                                                                             ============      ============

Supplemental Data

           Net assets, end of period (in thousands)                                          $     20,482      $        341
                                                                                             ============      ============
           Portfolio turnover                                                                      42.58%            45.28%
                                                                                             ============      ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The
Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $81,938,902 has been reclassified between undistributed net realized capital gains and undistributed net investment income, $23,381,377 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains, and $4,111 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, amortization methods on fixed income securities, the reclassification of proceeds on sales of securities in default, limitations on the utilization of capital loss carryovers, and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to ..625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2004, MLIM earned fees of $61,748,399, of which $4,707,822 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended October 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                     $ 256,262             $3,374,288
Class I                     $   8,821             $   99,022


For the year ended October 31, 2004, MLPF&S received contingent deferred sales charges of $1,565,362 and $243,756 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $12,115 and $15,850 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended October 31, 2004, MLIM, LLC received $85,386 in securities lending agent fees.

In addition, MLPF&S received $532,940 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2004, the Fund reimbursed MLIM
$172,498 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $3,116,017,519 and $2,750,645,498, respectively.

Transactions in call options written for the year ended October 31, 2004 were as follows:


                                       Number of           Premiums
                                       Contracts           Received

Outstanding call options written,
   beginning of year                      27,967    $     4,312,107
Options written                          213,418         27,437,043
Options exercised                       (13,035)        (2,465,473)
Options expired                         (38,885)        (4,038,484)
Options closed                          (11,967)        (1,554,235)
                                  --------------    ---------------
Outstanding call options
  written, end of year                   177,498    $    23,690,958
                                  ==============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,422,983,251 and $1,802,763 for the years ended October 31, 2004 and October 31, 2003, respectively.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                           29,413,964    $   446,285,057
Automatic conversion of shares        25,674,787        391,158,919
Shares issued resulting from
   reorganization                        370,669          5,621,877
Shares issued to shareholders in
   reinvestment of dividends           5,384,687         78,909,584
                                  --------------    ---------------
Total issued                          60,844,107        921,975,437
Shares redeemed                     (29,803,044)      (453,494,611)
                                  --------------    ---------------
Net increase                          31,041,063    $   468,480,826
                                  ==============    ===============


Class A Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           15,097,056    $   193,234,872
Automatic conversion of shares        14,318,884        179,016,190
Shares issued to shareholders in
   reinvestment of dividends           5,328,212         64,294,022
                                  --------------    ---------------
Total issued                          34,744,152        436,545,084
Shares redeemed                     (30,970,261)      (377,874,426)
                                  --------------    ---------------
Net increase                           3,773,891    $    58,670,658
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                           31,224,000    $   464,115,619
Shares issued resulting from
   reorganization                      5,057,375         75,279,586
Shares issued to shareholders in
   reinvestment of dividends           3,121,229         44,694,557
                                  --------------    ---------------
Total issued                          39,402,604        584,089,762
Automatic conversion of shares      (26,184,628)      (391,158,919)
Shares redeemed                     (23,048,347)      (342,963,009)
                                  --------------    ---------------
Net decrease                         (9,830,371)    $ (150,032,166)
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           28,071,365    $   349,975,832
Shares issued to shareholders in
   reinvestment of dividends           3,558,116         42,009,094
                                  --------------    ---------------
Total issued                          31,629,481        391,984,926
Automatic conversion of shares      (14,592,489)      (179,016,190)
Shares redeemed                     (30,471,040)      (365,563,003)
                                  --------------    ---------------
Net decrease                        (13,434,048)    $ (152,594,267)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                           55,170,866    $   801,189,226
Shares issued resulting from
   reorganization                      2,102,491         30,484,584
Shares issued to shareholders in
   reinvestment of dividends           1,792,271         25,154,700
                                  --------------    ---------------
Total issued                          59,065,628        856,828,510
Shares redeemed                      (9,466,353)      (137,495,407)
                                  --------------    ---------------
Net increase                          49,599,275    $   719,333,103
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           21,640,996    $   270,667,857
Shares issued to shareholders in
   reinvestment of dividends           1,251,418         14,503,688
                                  --------------    ---------------
Total issued                          22,892,414        285,171,545
Shares redeemed                      (8,229,751)       (97,017,809)
                                  --------------    ---------------
Net increase                          14,662,663    $   188,153,736
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                           37,884,864    $   578,373,183
Shares issued resulting from
   reorganization                        111,983          1,702,701
Shares issued to shareholders in
   reinvestment of dividends           2,990,700         44,006,866
                                  --------------    ---------------
Total issued                          40,987,547        624,082,750
Shares redeemed                     (16,960,674)      (258,457,830)
                                  --------------    ---------------
Net increase                          24,026,873    $   365,624,920
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended October 31, 2003                    Shares             Amount

Shares sold                           19,863,714    $   252,528,691
Shares issued to shareholders in
   reinvestment of dividends           2,991,641         36,070,195
                                  --------------    ---------------
Total issued                          22,855,355        288,598,886
Shares redeemed                     (31,419,030)      (381,356,528)
                                  --------------    ---------------
Net decrease                         (8,563,675)    $  (92,757,642)
                                  ==============    ===============


Class R Shares for the Year                                  Dollar
Ended October 31, 2004                    Shares             Amount

Shares sold                            1,726,216    $    25,964,499
Shares issued to shareholders in
   reinvestment of dividends               9,241            136,575
                                  --------------    ---------------
Total issued                           1,735,457         26,101,074
Shares redeemed                        (433,525)        (6,524,506)
                                  --------------    ---------------
Net increase                           1,301,932    $    19,576,568
                                  ==============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


Class R Shares for the Period
January 3, 2003++ to                                         Dollar
October 31, 2003                          Shares             Amount

Shares sold                               27,169    $       369,664
Shares issued to shareholders in
   reinvestment of dividends                 191              2,459
                                  --------------    ---------------
Total issued                              27,360            372,123
Shares redeemed                          (3,057)           (41,845)
                                  --------------    ---------------
Net increase                              24,303    $       330,278
                                  ==============    ===============

++Commencement of operations.


Effective June 30, 2004, the Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund. For the year ended October 31, 2004, the Fund charged redemption fees of $24,086.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.


6. Commitments:
At October 31, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase various foreign currencies with an approximate value of $1,368,000.


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:


                                      10/31/2004         10/31/2003

Distributions paid from:
  Ordinary income                 $  223,289,018    $   181,602,319
                                  --------------    ---------------
Total taxable distributions       $  223,289,018    $   181,602,319
                                  ==============    ===============


As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                  $   133,973,222
Undistributed long-term capital gains--net              108,999,171
                                                    ---------------
Total undistributed earnings--net                       242,972,393
Capital loss carryforward                             (28,584,329)*
Unrealized gains--net                               1,178,703,415**
                                                    ---------------
Total accumulated earnings--net                     $ 1,393,091,479
                                                    ===============

 * On October 31, 2004, the Fund had a net capital loss carryforward of $28,584,329, of which $21,351,156 expires in 2008, $5,337,789 expires in 2009 and $1,895,384 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.


8. Acquisition of Merrill Lynch Global Balanced Fund:
On August 23, 2004, the Fund acquired substantially all of the assets and the liabilities of Merrill Lynch Global Balanced
Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 12,639,968 shares of common stock of Merrill Lynch Global Balanced Fund for 7,642,518 shares of common stock of the Fund. Merrill Lynch Global Balanced Fund's net assets on that date of $113,088,748, including $13,170,347 of net unrealized appreciation, $55,273,007 of accumulated net realized capital losses and $906,737 of accumulated distributions in excess of net investment income were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $8,711,314,032.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2004



Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Merrill Lynch Global Allocation Fund,
Inc. during the fiscal year ended October 31, 2004:

                                                               Record Date:      12/11/2003     7/21/2004
                                                               Payable Date:     12/17/2003     7/27/2004
Qualified Dividend Income for Individuals                                          27.42%         40.46%
Dividends Qualifying for the Dividends Received Deductions for Corporations        13.61%         16.46%

Please retain this information for your records.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011          and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,             Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region)
Age: 64                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length of                                               Fund Complex   Directorships
                       Held with    Time                                                    Overseen by    Held by
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors*

Ronald W. Forbes       Director     2000 to   Professor Emeritus of Finance, School of      48 Funds       None
P.O. Box 9095                       present   Business, State University of New York at     48 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant,
Age: 64                                       Urban Institute, Washington, D.C. from
                                              1995 to 1999.


Cynthia A. Montgomery  Director     2000 to   Professor, Harvard Business School since      48 Funds       Newell
P.O. Box 9095                       present   1989; Associate Professor, J.L. Kellogg       48 Portfolios  Rubbermaid,
Princeton,                                    Graduate School of Management, Northwestern                  Inc.
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 52                                       Professor, Graduate School of Business
                                              Administration, University of Michigan
                                              from 1979 to 1985.


Jean Margo Reid        Director     2004 to   Self-employed consultant since 2001;          48 Funds       None
P.O. Box 9095                       present   Counsel of Alliance Capital Management        48 Portfolios
Princeton,                                    (investment adviser) in 2000; General
NJ 08543-9095                                 Counsel, Director and Secretary of
Age: 59                                       Sanford C. Bernstein & Co., Inc.
                                              (investment adviser/broker-dealer) from
                                              1997 to 2000; Secretary, Sanford C.
                                              Bernstein Fund, Inc. from 1994 to 2000;
                                              Director and Secretary of SCB, Inc. since
                                              1998; Director and Secretary of SCB Partners,
                                              Inc. since 2000; Director of Covenant House
                                              from 2001 to 2004.


Kevin A. Ryan          Director     2000 to   Founder and currrently Director Emeritus      48 Funds       None
P.O. Box 9095                       present   of Boston University Center for the           48 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 72                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the faculties
                                              of The University of Chicago, Stanford
                                              University and Ohio State University.


Roscoe S. Suddarth     Director     2000 to   President, Middle East Institute from 1995    48 Funds       None
P.O. Box 9095                       present   to 2001; Foreign Service Officer, United      48 Portfolios
Princeton,                                    States Foreign Service from 1961 to 1995;
NJ 08543-9095                                 Career Minister from 1989 to 1995; Deputy
Age: 69                                       Inspector General, U.S. Department of State
                                              from 1991 to 1994; U.S. Ambassador to The
                                              Hashemite Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1989 to   Professor of Finance from 1984 to 1995,       48 Funds       Bowne & Co.,
P.O. Box 9095                       present   Dean from 1984 to 1993 and currently Dean     48 Portfolios  Inc.; Vornado
Princeton,                                    Emeritus of New York University Leonard N.                   Realty Trust;
NJ 08543-9095                                 Stern School of Business Administration, New                 Vornado
Age: 66                                       York University from 1995 to present.                        Operating
                                                                                                           Company;
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director     1994 to   Self-employed financial consultant since      48 Funds       None
P.O. Box 9095                       present   1994; Executive Vice President of The         48 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; former Director of
Age: 70                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999 and
Princeton,             and          and       Director since 2004; Vice President of FAMD since 1999; Vice President of MLIM
NJ 08543-9011          Treasurer    1999 to   and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                             present


Robert C. Doll, Jr.    Senior       1999 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice         present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 50                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds,
                                              Inc. from 1991 to 1999.


Dennis Stattman        Vice         2001 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011          President    present   to 2000.
Princeton,
NJ 08543-9011
Age: 53


Jeffrey Hiller         Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011          Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,             Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                 Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                       Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino    Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                       present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $65,000
                      Fiscal Year Ending October 31, 2003 - $66,300

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $7,050
                      Fiscal Year Ending October 31, 2003 - $7,163

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $13,270,096
    Fiscal Year Ending October 31, 2003 - $18,737,552

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: December 13, 2004